UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N‑CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811‑21574

Eaton Vance Floating-Rate Income Trust
(Exact Name of Registrant as Specified in Charter)

One Post Office Square, Boston, Massachusetts 02109
(Address of Principal Executive Offices)

Deidre E. Walsh
One Post Office Square, Boston, Massachusetts 02109
(Name and Address of Agent for Services)

(617) 482‑8260
(Registrant’s Telephone Number)
May 31
Date of Fiscal Year End
May 31, 2025
Date of Reporting Period

Item 1. Reports to Stockholders

(a)

Eaton Vance
Floating-Rate Income Trust (EFT)
Annual Report
May 31, 2025

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report May 31, 2025
Eaton Vance
Floating-Rate Income Trust

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Management’s Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period ending May 31, 2025, saw volatile global financial markets. In the opening months of the period, resilience of U.S. growth, coupled with persistent inflationary pressures, led markets to reduce the number of expected interest rate cuts from the U.S. Federal Reserve (Fed) in 2024. This gave way to volatility in early August due to a weak U.S. jobs report. The end of the 2024 calendar year saw a resetting of Fed rate expectations due to strength in the U.S. economy, slower progress on disinflation and the potential for President-elect Trump’s policies to rekindle price pressures. In the final months of the period, uncertainty surrounding U.S. trade policy and its implications for domestic growth and inflation disrupted financial markets.
Against this backdrop, the floating-rate senior loan market experienced a positive return for the 12-month period, with the Morningstar® LSTA® US Leveraged Loan IndexSM (the Index) posting a total return of 6.81%. Loan Index performance generally trailed that of U.S. equities and high-yield corporate bonds and outperformed longer-duration fixed-income asset classes. Debt tranches of collateralized loan obligations (CLOs) were also strong performers for the period, with CLO debt rated BBB and BB returning 8.40% and 11.71%, respectively.
Loan prices, which started the period at $96.93, finished May 2025 at $96.70. As a result, the Index’s market price return was -1.83% for the period, while coupon income totaled 8.64%. The yield-to-maturity for loans ended May 2025 at 8.55%, down from 9.70% a year ago, reflecting the small number of Fed interest rate cuts in late 2024.
Underneath headline performance numbers, industries facing the biggest potential headwinds from global tariffs underperformed during the period. These included air freight and logistics (-4.22%), multiline retail (-3.11%) and building products (+3.85%). On quality, the deeper end of credit risk underperformed markedly, with the small portion of CCC loans in the Index experiencing a return of 3.55%. By contrast, the BB and B loan credit tiers returned 6.97% and 7.12%, respectively. The small portion of defaulted loans in the Index returned -18.45% during the 12-month period. Riskier second-lien loans also underperformed, returning 4.37% for the period. Larger, more liquid loans included in the Morningstar® LSTA® US Leveraged Loan 100 IndexSM outperformed; returning 7.42%.
The 12-month period saw robust institutional demand for the senior loan asset class. Structured product formation totaled $196 billion. That compares to CLO issuance of $155 billion for the comparable period a year ago. Meanwhile, loan fund flows were uneven during the period, as large outflows during August 2024, September 2024, March 2025, and April 2025 outweighed inflows in every other month. Overall, loan mutual funds saw net outflows of $2.1 billion during the 12-month period.
On the supply side of the equation, institutional loan volume totaled $445 billion over the period, up from $384 billion during the comparable period a year ago. The increase in volume was fueled by a large repricing wave of existing loans, as borrowers seized the opportunity and took advantage of market conditions to lower spreads. As a result, the loan market faced a large supply shortage during much of the period.
On fundamentals, the trailing 12-month default rate fell to 0.74% at the end of May 2025 from 1.08% a year ago. While the period included a handful of payment defaults, out-of-court distressed liability management exercises (LMEs) were sharply in focus during the year. Including these distressed exchanges, and measuring by total issuer count, the trailing 12-month rate ended the period at 4.36%, essentially unchanged from a year earlier.
Fund Performance
For the 12-month period ended May 31, 2025, Eaton Vance Floating-Rate Income Trust (the Fund) returned 5.96% at net asset value of its common shares (NAV), underperforming its benchmark, the Morningstar® LSTA® US Leveraged Loan IndexSM (the Index), which returned 6.81%.
The Fund’s use of investment leverage during the period detracted from relative performance versus the Index, which does not employ leverage. The Fund’s use of leverage has the effect of achieving additional exposure to the loan market, magnifying exposure to the Fund’s underlying investments in both up-and-down market environments. As loan prices generally declined during the period, this hurt relative performance.
Selection was also a detractor from relative performance results during the period. Loan selection within the health care providers and services, professional services, and machinery industries detracted the most. Selection within the B-rating tier also dragged on relative results. Elsewhere, Fund underweights to the telecom and media industries and an overweight to the beverages segment detracted from performance relative to the Index.
Overall, allocation decisions generally contributed to the Fund’s performance during the period. An out-of-Index allocation to collateralized loan obligations (CLO) debt strongly contributed relative results. Fund positioning in the CCC and lower credit tiers also benefited relative performance. While selection effect was overall negative, there were areas of positive contribution. These included loan picks within the pharmaceuticals, chemicals, software, and household durables segments of the market.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Performance

Portfolio Manager(s) Ralph H. Hinckley, Jr., CFA, Catherine C. McDermott, Daniel P. McElaney, CFA and Sarah A. Choi
% Average Annual Total Returns[1,2]	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	06/29/2004	5.96%	8.44%	5.63%
Fund at Market Price	—	1.04	10.73	6.08

Morningstar® LSTA® US Leveraged Loan IndexSM	—	6.81%	7.52%	5.01%
% Premium/Discount to NAV[3]
As of period end	(4.22)%
Distributions[4]
Total Distributions per share for the period	$1.25
Distribution Rate at NAV	8.81%
Distribution Rate at Market Price	9.19
% Total Leverage[5]
Borrowings	22.06%
Variable Rate Term Preferred Shares (VRTP Shares)	14.83
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Fund Profile

Top 10 Issuers (% of total investments)[1]
UKG, Inc.	1.0%
Asurion LLC	0.8
Boxer Parent Co., Inc.	0.8
Epicor Software Corp.	0.8
Virgin Media Bristol LLC	0.8
Mallinckrodt International Finance SA	0.8
Quikrete Holdings, Inc.	0.7
Cloudera, Inc.	0.7
Vision Solutions, Inc.	0.7
Spin Holdco, Inc.	0.7
Total	7.8%
Top 10 Industries (% of total investments)[1]
Software	12.5%
Machinery	6.2
Health Care Providers & Services	6.0
Professional Services	5.1
Chemicals	4.5
IT Services	3.7
Commercial Services & Supplies	3.6
Hotels, Restaurants & Leisure	3.5
Capital Markets	3.5
Trading Companies & Distributors	3.0
Total	51.6%

Credit Quality (% of total investments)[1,2]
Footnotes:
[1]	Excludes cash and cash equivalents.
[2]	Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡

Investment Objectives.  The Fund’s investment objective is to provide a high level of current income. As a secondary objective, the Fund seeks preservation of capital to the extent consistent with its primary goal of high current income.
Principal Strategies. The Fund pursues its objectives by investing primarily in senior, secured floating-rate loans (“Senior Loans”). Under normal market conditions, the Fund will invest at least 80% of its total assets in Senior Loans of domestic and foreign borrowers that are denominated in U.S. dollars or in euros, British pounds, Swiss francs, Canadian dollars and Australian dollars (each an “Authorized Foreign Currency”). For the purposes of the 80% test, total assets is defined as net assets plus any borrowings for investment purposes, including any outstanding preferred shares. Floating-rate loans are loans in which the interest rate paid fluctuates based on a reference rate. Senior Loans typically are secured with specific collateral and have a claim on the assets and/or stock that is senior to subordinated debtholders and stockholders of the borrower. Senior Loans are made to corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. Senior Loans pay interest at rates that are reset periodically on the basis of a floating base lending rate plus a premium. Senior Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics.
The Fund may invest up to 20% of its total assets in (i) loan interests which have (a) a second lien on collateral (“Second Lien”), (b) no security interest in the collateral, or (c) lower than a senior claim on collateral; (ii) other income-producing securities, such as investment and non-investment grade corporate debt securities and U.S. government and U.S. dollar-denominated foreign government or supranational debt securities; and (iii) warrants and equity securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates.
The Fund may invest in individual Senior Loans and other securities of any credit quality. The Adviser anticipates that most of the Fund’s investments, including investments in Senior Loans, will be of below investment grade quality. The Fund may invest up to 20% of its total assets in corporate bonds of below investment grade quality (“Non-Investment Grade Bonds”), commonly referred to as “junk bonds,” which are bonds that are rated below investment grade by each of the nationally recognized statistical rating agencies who cover the security, or, if unrated, are determined to be of comparable quality by the Adviser. S&P Global Ratings and Fitch Ratings consider securities rated below BBB- to be below investment grade and Moody’s Investors Service, Inc. considers securities rated below Baa3 to be below investment grade. The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund’s is not required to dispose of a security in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating. Securities rated in the lowest investment grade rating (BBB- or Baa3) may have certain speculative characteristics. Below investment grade quality securities are considered to be predominantly speculative because of the credit risk of the issuers.
Under normal market conditions, the Fund expects to maintain an average duration of less than one year (including the effect of leverage). As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.
The Fund may invest up to 15% of net assets in Senior Loans denominated in Authorized Foreign Currencies and may invest in other securities of non-United States issuers. The Fund’s investments may have significant exposure to certain sectors of the economy and thus may react differently to political or economic developments than the market as a whole. The Fund may accept equity securities in connection with a debt restructuring or reorganization of a Borrower either inside or outside of bankruptcy. The Fund may hold equity securities issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower. The Fund may also acquire additional equity securities of such Borrower or its affiliates if, in the judgment of the Adviser, such an investment may enhance the value of a Senior Loan held or would otherwise be consistent with the Fund’s investment policies.
The Fund may purchase or sell derivative instruments (which derive their value from another instrument, security, or index) for risk management purposes, such as hedging against fluctuations in Senior Loans and other securities prices or interest rates; diversification purposes; changing the duration of the Fund; or leveraging the Fund. Transactions in derivative instruments may include the purchase or sale of futures contracts on securities, indices and other financial instruments, credit-linked notes, tranches of collateralized loan obligations and/or collateralized debt obligations, options on futures contracts, exchange-traded and over-the-counter options on securities or indices, forward foreign currency exchange contracts, and interest rate, total return and credit default swaps.
The Fund employs leverage to seek opportunities for additional income. Leverage may amplify the effect on the Fund’s net asset value (“NAV”) of any increase or decrease in the value of investments held. There can be no assurance that the use of borrowings will be successful. The Fund has issued preferred shares and borrowed to establish leverage. Investments in derivative instruments may result in economic leverage for the Fund.
Principal Risks
Market Discount Risk. As with any security, the market value of the common shares may increase or decrease from the amount initially paid for the common shares. The Fund’s common shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

Income Risk. The income investors receive from the Fund is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, investors’ income from the Fund could drop as well. The Fund’s income could also be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage, although this risk is mitigated by the Fund’s investment in Senior Loans, which pay floating rates of interest.
Market Risk. The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to higher market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.
Senior Loans Risk. The risks associated with Senior Loans are similar to the risks of Non-Investment Grade Bonds (discussed below), although Senior Loans are typically senior and secured in contrast to Non-Investment Grade Bonds, which are often subordinated and unsecured. Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization or other restructuring. In addition, because their interest rates are adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than Non-Investment Grade Bonds, which are typically fixed rate. The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. “Junior Loans” are secured and unsecured subordinated loans, second lien loans and subordinate bridge loans. Senior Loans and Junior Loans are referred to together herein as “loans.”
Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments are less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields.
Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. See also “Market Risk” above. It also may take longer than seven days for transactions in loans to settle. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors. Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S. Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.
Credit Risk. Investments in fixed-income and other debt obligations, including loans, (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect NAV. Due to their lower place in the borrower’s capital structure, Junior Loans involve a higher degree of overall risk than Senior Loans to the same borrower.
Additional Risks of Loans. Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. See also “Market Risk” above. It also may take longer than seven days for transactions in loans to settle. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors. Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S. Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.
Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) are speculative because of increased credit risk relative to other fixed income investments. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.
Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. The impact of interest rate changes is significantly less for floating-rate instruments that have relatively short periodic rate resets (e.g., ninety days or less). In a rising interest rate environment, the durations of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.
Non-Investment Grade Bonds Risk. The Fund’s investments in Non-Investment Grade Bonds, commonly referred to as “junk bonds,” are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, Non-Investment Grade Bonds typically entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of Non-Investment Grade Bonds are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund’s NAV and income distributions. The prices of these lower rated obligations are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.
Prepayment Risk. During periods of declining interest rates or for other purposes, Borrowers may exercise their option to prepay principal earlier than scheduled. For fixed-income securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Non-Investment Grade Bonds frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a Non-Investment Grade Bond if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.
Issuer Risk. The value of corporate income-producing securities held by the Fund may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Leverage Risk. Leverage, including leverage from the issuance of preferred shares and borrowings, creates risks, including the likelihood of greater volatility of NAV and market price of, and distributions from, the common shares and the risk that fluctuations in dividend rates on preferred shares and in the costs of borrowings may affect the return to common shareholders. To the extent the income derived from investments purchased with funds received from leverage exceeds the cost of leverage, the Fund’s distributions will be greater than if leverage had not been used. Conversely, if the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the amount of income available for distribution to common shareholders will be less than if leverage had not been used. In the latter case, the investment adviser may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. While the Fund has preferred shares or borrowings outstanding, an increase in short-term rates would also result in an increased cost of leverage, which would adversely affect the Fund’s income available for distribution. In connection with its borrowings and preferred shares, the Fund will be required to maintain specified asset coverage by applicable federal securities laws and (as applicable) the terms of the preferred shares and its credit facility. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors cause the required asset coverage to be less than the prescribed amount. There can be no assurance that a leveraging strategy will be successful.
Collateralized Obligations Risk. Collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”) are types of asset-backed securities (“ABS”) that are backed solely by a pool of other debt securities. CDOs and CLOs are typically issued in various classes with varying priorities. The risks of an investment in a CDO or CLO depend largely on the type of the collateral securities and the class of the CDO or CLO in which the Fund invests. In addition to interest rate, prepayment, default and other risks of ABS and fixed income securities, in general, CDOs and CLOs are subject to additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CDOs or CLOs that are subordinate to other classes, and the complex structure may produce
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

disputes with the issuer or unexpected investment results. The Fund's investment in CDOs and CLOs may decrease in market value if they experience loan defaults or credit impairment, the disappearance of a subordinate tranche or class of debt, or due to market anticipation of defaults and investor aversion to the securities as a class. The liquidity of ABS (particularly below investment grade ABS) may change over time. During periods of deteriorating economic conditions, such as recessions, or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities.
Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which U.S. companies are subject. Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.
Emerging Markets Investment Risk. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain sectors. Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets.
Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.
Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment. A derivative investment also involves the risks relating to the reference instrument underlying the investment.
U.S. Government Securities Risk. Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Although certain U.S. Government sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if not obligated to do so by law. U.S. Treasury and U.S. Government agency securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.
Pooled Investment Vehicles Risk. Pooled investment vehicles are open- and closed-end investment companies and exchange-traded funds (“ETFs”). Pooled investment vehicles are subject to the risks of investing in the underlying securities or other investments. Shares of closed-end investment companies and ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of a pooled investment vehicle in which it invests.
Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.
Money Market Instrument Risk. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.
Reinvestment Risk. Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations into lower yielding instruments.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of preferred shares would likely increase, which would tend to further reduce returns to Common shareholders. This risk is mitigated to some degree by the Fund’s investments in Senior Loans.
Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.
Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord, war or debt crises and downgrades, among others, may result in market volatility and may have short and/or long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). Such global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and/or exacerbate preexisting political, social and economic risks to the Fund. The Fund’s operations may be interrupted and any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.
Regulatory Risk. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.
Focused Investment Risk. To the extent the Fund has substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, currency, country, region, group of countries, asset class, or sector, the Fund’s net asset value may be more volatile and the Fund will be subject to greater risk than a fund that invests in a more diverse investment portfolio. Similarly, to the extent the Fund holds investments with closely correlated market prices, it will be subject to greater risk than a fund with investments that are not as closely correlated. Changes in the value of a single security or issuer or the impact of a single economic, political, or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value.
A fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and a resulting decline in the market price of those issuers’ securities as compared to a fund that invests in the securities of a larger number of issuers. Companies that share common characteristics are often subject to similar business risks and regulatory burdens and often react similarly to specific economic, market, political or other developments.
Similarly, funds having a significant portion of their assets in investments tied economically to a particular geographic region, country, or market (e.g., emerging markets) or to sectors within a region, country, or market have more exposure to regional and country economic risks than do funds whose investments are more geographically diverse. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political, or other developments.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

Market Disruption. Global instability, war, geopolitical tensions and terrorist attacks in the United States and around the world have previously resulted, and may in the future result in market volatility and may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of significant future events on the global economy and securities markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares. In particular, Non-Investment Grade Bonds and Senior Loans tend to be more volatile than higher rated fixed-income securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of Non-Investment Grade Bonds and Senior Loans than on higher rated fixed-income securities.
Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region.  However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.
The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities, including by taking action intended to increase certain interest rates. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.
Some countries, including the United States, have adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with trade negotiations between the United States and China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Regulators in the United States have proposed and adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly adopted regulations is not currently known. Additionally, it is not currently known whether any of the proposed regulations will be adopted. However, due to the scope of regulations being proposed and adopted, certain of these changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact performance.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East, or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.
There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.
Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. The Fund relies on communications technology, systems, and networks to engage with clients, employees, accounts, shareholders, and service providers, and a cyber incident may inhibit the Fund’s ability to use these technologies. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impede Fund trading, interfere with the Fund’s ability to calculate its NAV, limit a shareholder’s ability to transact business or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, litigation costs, or additional compliance costs.
Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Fund and Amended and Restated By-Laws (the “By-Laws”) include provisions that could have the effect of making it more difficult to acquire control of the Fund or to change the composition of its Board.
General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Important Notices to Shareholders
The following information in this annual report is a summary of certain changes since May 31, 2024. This information may not reflect all of the changes that have occurred since you purchased this Fund.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

On January 26, 2023, the Board of Trustees of the Fund (the “Board”) voted to exempt, on a going forward basis, all prior and, until further notice, new acquisitions of Fund shares that otherwise might be deemed “Control Share Acquisitions” under the By-Laws from the provisions of the By-Laws addressing “Control Share Acquisitions” (the “Control Share Provisions”). On October 10, 2024, the Board adopted Amendment No. 3 to the By-Laws to formally eliminate the Control Share Provisions and to make certain related conforming changes.
Prior to January 30, 2025, the Fund’s portfolio management team included Ralph H. Hinckley, Jr., CFA, Catherine C. McDermott, Daniel P. McElaney, CFA, Sarah A. Choi and Andrew Sveen. Effective January 30, 2025, the Fund’s portfolio management team includes Ralph H. Hinckley, Jr., CFA, Catherine C. McDermott, Daniel P. McElaney, CFA and Sarah A. Choi. Effective June 12, 2025, the Fund’s portfolio management team includes Catherine C. McDermott, Daniel P. McElaney, CFA and Peter Campo. Mr. Campo is a Managing Director of Morgan Stanley Investment Management Fixed Income. Prior to joining Morgan Stanley, Mr. Campo served as Global Co-Head of High Yield and Bank Loans and portfolio manager at Goldman Sachs Asset Management from 2018 to 2025.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Summary of Fund Expenses

The purpose of the table below is to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The table reflects the Trust’s average borrowings and the issuance of variable rate term preferred shares (“VRTP”), and shows Trust expenses as a percentage of net assets attributable to common shares for the year ended May 31, 2025.
Common shareholder transaction expenses
Sales load paid by you (as a percentage of offering price)	— [1]
Offering expenses (as a percentage of offering price)	None [2]
Dividend reinvestment plan fees	$5.00[3]
Annual expenses	Percentage of net assets attributable to common shares[4]
Investment adviser fee	1.17%[5]
Interest and fee expense[6]	3.71%[7]
Other expenses	0.21
Total annual Fund operating expenses	5.09%
Example
The following example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (i) total annual expenses of 5.09% of net assets attributable to common shares in years 1 through 10; (ii) a 5% annual return; and (iii) all distributions are reinvested at NAV:
1 Year	3 Years	5 Years	10 Years
$51	$152	$254	$507
The above table and example and the assumption in the example of a 5% annual return are required by regulations of the U.S. Securities and Exchange Commission (“SEC”) that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Trust’s common shares. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in the Trust’s dividend reinvestment plan may receive common shares purchased or issued at a price or value different from NAV. The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase. The example should not be considered a representation of past or future expenses, and the Trust’s actual expenses may be greater or less than those shown. Moreover, the Trust’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
1    If common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load.
2    Eaton Vance Management (“EVM”) will pay the expenses of the offering (other than the applicable commissions); therefore, offering expenses are not included in the Summary of Fund Expenses. Offering expenses generally include, but are not limited to, the preparation, review and filing with the SEC of the Trust’s registration statement (including its current Prospectus Supplement, the accompanying Prospectus and Statement of Additional Information (“SAI”)), the preparation, review and filing of any associated marketing or similar materials, costs associated with the printing, mailing or other distribution of its current Prospectus Supplement, the accompanying Prospectus, SAI and/or marketing materials, associated filing fees, stock exchange listing fees, and legal and auditing fees associated with the offering.
3    You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your common shares held in a dividend reinvestment account.
4    Stated as a percentage of average net assets attributable to common shares for the year ended May 31, 2025.
5    The investment adviser fee paid by the Trust to EVM is based on the average daily gross assets of the Trust, including all assets attributable to any form of investment leverage that the Trust may utilize. Accordingly, if the Trust were to increase investment leverage in the future, the investment adviser fee will increase as a percentage of net assets.
6    Interest and fee expense relates to VRTP and the notes payable.
7    As of May 31, 2025, the outstanding borrowings represented approximately 22.06% leverage and VRTP represented approximately 14.83% leverage, totaling 36.89% leverage.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Trading and NAV Information

The Trust’s common shares have traded both at a premium and a discount to NAV. The Trust cannot predict whether its shares will trade in the future at a premium or discount to NAV. The provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock. The issuance of common shares may have an adverse effect on prices in the secondary market for the Trust’s common shares by increasing the number of common shares available, which may put downward pressure on the market price for the Trust’s common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.
In addition, the Trust’s Board of Trustees has authorized the Trust to repurchase up to 10% of its outstanding common shares as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Trust to purchase a specific amount of shares. The results of the share repurchase program are disclosed in the Trust’s annual and semi-annual reports to shareholders.
The following table sets forth for each of the periods indicated the high and low closing market prices for the common shares on the New York Stock
Exchange, and the corresponding NAV per share and the premium or discount to NAV per share at which the Trust’s common shares were trading as of such date.
	Market Price ($)		NAV per Share on Date of Market Price ($)		NAV Premium/(Discount) on Date of Market Price (%)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
May 31, 2025	13.22	11.02	13.06	12.33	1.23	(10.62)
February 28, 2025	13.55	12.83	13.17	13.09	2.89	(1.99)
November 30, 2024	13.44	12.77	13.20	13.14	1.82	(2.82)
August 31, 2024	13.57	12.73	13.22	13.07	2.65	(2.60)
May 31, 2024	13.69	12.96	13.43	13.38	1.94	(3.14)
February 29, 2024	13.40	12.20	13.35	13.19	0.37	(7.51)
November 30, 2023	12.44	11.51	13.36	12.99	(6.89)	(11.39)
August 31, 2023	12.26	11.31	13.20	12.71	(7.12)	(11.01)

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Senior Securities

The following table sets forth information regarding the Trust’s outstanding bank loans and variable rate term preferred shares as of the end of each of the Trust’s last ten fiscal years. The information in the table below was taken from the Trust’s financial statements for each fiscal year in the ten-year period ended May 31, 2025, and such financial statements have been audited by Deloitte & Touche LLP, the Trust’s independent registered public accounting firm.
Fiscal Year Ended	Notes Payable Outstanding (in 000's)	Asset Coverage per $1,000 of Notes Payable ¹	Preferred Shares Outstanding	Asset Coverage per Preferred Share ²	Involuntary Liquidation Preference per Preferred Share ³	Approximate Market Value per Preferred Share ³
May 31, 2025	$119,000	$4,533	800	$271,051	$100,000	$100,000
May 31, 2024	112,000	4,830	800	281,750	100,000	100,000
May 31, 2023	118,000	4,810	800	286,645	100,000	100,000
May 31, 2022	147,000	4,165	800	269,734	100,000	100,000
May 31, 2021	250,000	3,642	800	275,936	100,000	100,000
May 31, 2020	190,000	4,155	800	292,394	100,000	100,000
May 31, 2019	248,000	3,768	800	284,880	100,000	100,000
May 31, 2018	254,000	3,765	800	286,300	100,000	100,000
May 31, 2017	246,000	3,849	800	290,421	100,000	100,000
May 31, 2016	232,000	3,867	800	287,532	100,000	100,000
1    Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.
2    Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share.
3    Plus accumulated and unpaid dividends.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.
‡	The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. Common shares of the Fund are available for purchase and sale only at current market prices in secondary market trading.

[1]	Morningstar® LSTA® US Leveraged Loan IndexSM is an unmanaged index of the institutional leveraged loan market. Morningstar® LSTA® Leveraged Loan indices are a product of Morningstar, Inc. (“Morningstar”) and have been licensed for use. Morningstar® is a registered trademark of Morningstar licensed for certain use. Loan Syndications and Trading Association® and LSTA® are trademarks of the LSTA licensed for certain use by Morningstar, and further sublicensed by Morningstar for certain use. Neither Morningstar nor LSTA guarantees the accuracy and/or completeness of the Morningstar® LSTA® US Leveraged Loan IndexSM or any data included therein, and shall have no liability for any errors, omissions, or interruptions therein. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Performance results reflect the effects of leverage.
[3]	The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.
[4]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Pricing and Performance - Distributions on the Fund’s webpage available at eatonvance. com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.
[5]	Leverage represents the liquidation value of the Fund’s VRTP Shares and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus VRTP Shares and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.
Fund profile subject to change due to active management.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Portfolio of Investments

Asset-Backed Securities — 7.0%
Security	Principal Amount (000's omitted)	Value
ARES LXXII CLO Ltd., Series 2024-72A, Class E, 10.256%, (3 mo. SOFR + 6.00%), 7/15/36(1)(2)	$1,500	$ 1,524,202
ARES XXXIV CLO Ltd., Series 2015-2A, Class ER, 11.391%, (3 mo. SOFR + 7.112%), 4/17/33(1)(2)	1,300	1,303,288
Benefit Street Partners CLO XVIII Ltd., Series 2019-18A, Class ER, 11.268%, (3 mo. SOFR + 7.012%), 10/15/34(1)(2)	1,000	995,819
Benefit Street Partners CLO XXII Ltd., Series 2020-22A, Class ER, 11.20%, (3 mo. SOFR + 6.93%), 4/20/35(1)(2)	1,000	1,007,613
BlueMountain CLO XXVI Ltd., Series 2019-26A, Class ER, 11.661%, (3 mo. SOFR + 7.392%), 10/20/34(1)(2)	1,500	1,507,485
Canyon Capital CLO Ltd., Series 2022-1A, Class E, 10.661%, (3 mo. SOFR + 6.40%), 4/15/35(1)(2)	1,250	1,257,485
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-3A, Class DR2, 11.003%, (3 mo. SOFR + 6.762%), 1/14/32(1)(2)	1,200	1,192,967
Series 2015-5A, Class DR, 11.231%, (3 mo. SOFR + 6.962%), 1/20/32(1)(2)	500	494,089
Galaxy XV CLO Ltd., Series 2013-15A, Class ER, 11.163%, (3 mo. SOFR + 6.907%), 10/15/30(1)(2)	1,000	1,002,925
Galaxy XXI CLO Ltd., Series 2015-21A, Class ER, 9.781%, (3 mo. SOFR + 5.512%), 4/20/31(1)(2)	1,000	1,003,418
Golub Capital Partners CLO 50B-R Ltd., Series 2020-50A, Class ER, 11.372%, (3 mo. SOFR + 7.10%), 4/20/35(1)(2)	1,000	1,005,974
Madison Park Funding XXXVI Ltd., Series 2019-36A, Class ERR, 9.856%, (3 mo. SOFR + 5.60%), 4/15/35(1)(2)	1,000	972,375
Neuberger Berman Loan Advisers CLO 48 Ltd., Series 2022-48A, Class E, 10.782%, (3 mo. SOFR + 6.50%), 4/25/36(1)(2)	1,000	1,002,853
Palmer Square CLO Ltd.:
Series 2015-1A, Class DR4, 11.083%, (3 mo. SOFR + 6.762%), 5/21/34(1)(2)	500	492,669
Series 2019-1A, Class DR, 11.069%, (3 mo. SOFR + 6.762%), 11/14/34(1)(2)	1,000	997,719
RAD CLO 5 Ltd., Series 2019-5A, Class E, 11.237%, (3 mo. SOFR + 6.962%), 7/24/32(1)(2)	1,000	1,002,753
Regatta XIV Funding Ltd., Series 2018-3A, Class E, 10.493%, (3 mo. SOFR + 6.212%), 10/25/31(1)(2)	700	689,787
RR 29 Ltd., Series 2024-29RA, Class DR, 10.106%, (3 mo. SOFR + 5.85%), 7/15/39(1)(2)	650	662,727
TRESTLES CLO Ltd., Series 2017-1A, Class ERR, 10.232%, (3 mo. SOFR + 5.95%), 7/25/37(1)(2)	1,500	1,514,889
Vibrant CLO XI Ltd., Series 2019-11A, Class D, 11.301%, (3 mo. SOFR + 7.032%), 7/20/32(1)(2)	1,000	1,000,467
Security	Principal Amount (000's omitted)	Value
Voya CLO Ltd., Series 2013-1A, Class DR, 10.998%, (3 mo. SOFR + 6.742%), 10/15/30(1)(2)	$2,000	$ 1,827,168
Wellfleet CLO Ltd., Series 2020-1A, Class D, 11.758%, (3 mo. SOFR + 7.502%), 4/15/33(1)(2)	1,300	1,282,802
Total Asset-Backed Securities (identified cost $23,771,626)		$ 23,741,474

Common Stocks — 2.0%
Security	Shares	Value
Aerospace and Defense — 0.0%
IAP Worldwide Services LLC(3)(4)(5)	58	$ 0
		$ 0
Commercial Services & Supplies — 0.1%
Monitronics International, Inc.(4)(5)	20,728	$ 307,469
Phoenix Services International LLC(4)(5)	17,026	68,104
Phoenix Services International LLC(4)(5)	1,554	6,216
		$ 381,789
Electronic Equipment, Instruments & Components — 0.3%
Range Red Acquisitions LLC, Class A1(3)(4)(5)	529	$ 1,169,243
		$ 1,169,243
Electronics/Electrical — 0.0%†
Skillsoft Corp.(4)(5)	2,823	$ 56,460
		$ 56,460
Entertainment — 0.1%
New Cineworld Ltd.(4)(5)	15,478	$ 359,864
		$ 359,864
Health Care — 0.4%
Cano Health, Inc.(4)(5)	108,091	$ 522,458
Envision Parent, Inc.(4)(5)	49,670	721,779
		$ 1,244,237
Household Durables — 0.3%
Serta Simmons Bedding, Inc.(4)(5)	81,273	$ 853,366
Serta SSB Equipment Co.(3)(4)(5)	81,273	0
		$ 853,366

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Portfolio of Investments — continued

Security	Shares	Value
Investment Companies — 0.0%
Aegletes BV(3)(4)(5)	15,179	$ 0
		$ 0
Pharmaceuticals — 0.8%
Mallinckrodt International Finance SA(4)(5)	30,561	$ 2,637,155
		$ 2,637,155
Retail — 0.0%
Jubilee Enterprise PCL, Class A1(3)(4)(5)	506	$ 0
Jubilee Enterprise PCL, Class A2(3)(4)(5)	404,596	0
		$ 0
Retailers (Except Food and Drug) — 0.0%
Phillips Feed Service, Inc.(3)(4)(5)	613	$ 0
		$ 0
Telecommunications — 0.0%
GEE Acquisition Holdings Corp.(3)(4)(5)	46,236	$ 0
		$ 0
Total Common Stocks (identified cost $7,933,920)		$ 6,702,114

Corporate Bonds — 5.6%
Security	Principal Amount (000's omitted)	Value
Aerospace and Defense — 0.3%
Bombardier, Inc., 6.00%, 2/15/28(1)	$200	$ 199,994
TransDigm, Inc., 4.875%, 5/1/29	700	678,245
		$ 878,239
Airlines — 0.2%
VistaJet Malta Finance PLC/Vista Management Holding, Inc., 6.375%, 2/1/30(1)	$625	$ 561,838
		$ 561,838
Automotive — 0.3%
Clarios Global LP/Clarios U.S. Finance Co., 8.50%, 5/15/27(1)	$1,000	$ 1,006,194
		$ 1,006,194
Building and Development — 0.4%
Smyrna Ready Mix Concrete LLC, 6.00%, 11/1/28(1)	$625	$ 616,364
Security	Principal Amount (000's omitted)	Value
Building and Development (continued)
Standard Industries, Inc., 4.75%, 1/15/28(1)	$625	$ 614,104
		$ 1,230,468
Business Equipment and Services — 0.1%
Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 4/15/26(1)	$472	$ 473,648
		$ 473,648
Cable and Satellite Television — 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 8/15/30(1)	$625	$ 586,457
		$ 586,457
Chemicals — 0.1%
Olympus Water U.S. Holding Corp., 9.75%, 11/15/28(1)	$209	$ 219,391
		$ 219,391
Commercial Services — 0.1%
Mavis Tire Express Services Topco Corp., 6.50%, 5/15/29(1)	$489	$ 465,248
		$ 465,248
Cosmetics/Toiletries — 0.2%
Edgewell Personal Care Co., 5.50%, 6/1/28(1)	$625	$ 614,941
		$ 614,941
Distribution & Wholesale — 0.3%
Performance Food Group, Inc., 5.50%, 10/15/27(1)	$1,000	$ 996,747
		$ 996,747
Ecological Services and Equipment — 0.1%
GFL Environmental, Inc., 4.375%, 8/15/29(1)	$366	$ 351,777
		$ 351,777
Engineering & Construction — 0.2%
TopBuild Corp., 3.625%, 3/15/29(1)	$625	$ 585,594
		$ 585,594
Entertainment — 0.1%
Caesars Entertainment, Inc., 8.125%, 7/1/27(1)	$339	$ 339,710
		$ 339,710

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Food Service — 0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 3.50%, 3/15/29(1)	$625	$ 587,852
		$ 587,852
Health Care — 0.5%
LifePoint Health, Inc., 5.375%, 1/15/29(1)	$625	$ 591,234
Medline Borrower LP, 5.25%, 10/1/29(1)	241	235,704
Tenet Healthcare Corp., 6.875%, 11/15/31	1,000	1,050,862
		$ 1,877,800
Health Care Technology — 0.2%
athenahealth Group, Inc., 6.50%, 2/15/30(1)	$625	$ 602,733
		$ 602,733
Home Furnishings — 0.2%
Somnigroup International, Inc., 4.00%, 4/15/29(1)	$625	$ 589,302
		$ 589,302
Insurance — 0.3%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(1)	$625	$ 625,232
AmWINS Group, Inc., 4.875%, 6/30/29(1)	600	575,241
		$ 1,200,473
Leisure Goods/Activities/Movies — 0.3%
NCL Corp. Ltd., 5.875%, 2/15/27(1)	$550	$ 550,472
Viking Cruises Ltd., 5.875%, 9/15/27(1)	625	625,079
		$ 1,175,551
Oil and Gas — 0.3%
Civitas Resources, Inc., 8.375%, 7/1/28(1)	$250	$ 252,189
Permian Resources Operating LLC, 5.375%, 1/15/26(1)	625	623,758
Vital Energy, Inc., 9.75%, 10/15/30	350	308,754
		$ 1,184,701
Pipelines — 0.1%
Venture Global LNG, Inc., 8.375%, 6/1/31(1)	$446	$ 453,088
		$ 453,088
Real Estate Investment Trusts (REITs) — 0.2%
HAT Holdings I LLC/HAT Holdings II LLC, 3.375%, 6/15/26(1)	$625	$ 608,826
		$ 608,826
Security	Principal Amount (000's omitted)	Value
Retail — 0.0%†
Evergreen Acqco 1 LP/TVI, Inc., 9.75%, 4/26/28(1)	$31	$ 32,475
		$ 32,475
Retailers (Except Food and Drug) — 0.1%
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 2/15/29(1)	$355	$ 346,007
		$ 346,007
Utilities — 0.4%
Calpine Corp., 5.00%, 2/1/31(1)	$504	$ 489,232
NRG Energy, Inc., 3.625%, 2/15/31(1)	1,000	907,709
		$ 1,396,941
Wireless Telecommunication Services — 0.2%
Digicel Intermediate Holdings Ltd./Digicel International Finance Ltd./DIFL U.S., 12.00%, (9.00% cash and 3.00% PIK), 5/25/27	$613	$ 615,234
		$ 615,234
Total Corporate Bonds (identified cost $18,765,452)		$ 18,981,235

Preferred Stocks — 0.1%
Security	Shares	Value
Technology — 0.1%
Cohesity Global, Inc.:
Series G(4)	8,459	$ 195,614
Series G1(4)	5,844	135,143
Total Preferred Stocks (identified cost $293,212)		$ 330,757

Senior Floating-Rate Loans — 144.4%(6)
Borrower/Description	Principal Amount* (000's omitted)	Value
Aerospace and Defense — 1.0%
Air Comm Corp. LLC:
Term Loan, 7.30%, (3 mo. USD Term SOFR + 3.00%), 12/11/31	1,315	$ 1,315,385
Term Loan, 12/11/31(7)	110	109,615
HDI Aerospace Intermediate Holding III Corp., Term Loan, 8.73%, (3 mo. USD Term SOFR + 4.50%), 2/11/32	600	601,500

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Aerospace and Defense (continued)
IAP Worldwide Services, Inc., Term Loan - Second Lien, 0.00%, 7/18/23(3)(8)		408	$ 327,707
Novaria Holdings LLC, Term Loan, 7.577%, (1 mo. USD Term SOFR + 3.25%), 6/6/31		398	398,665
Vista Management Holding, Inc., Term Loan, 8.048%, (3 mo. USD Term SOFR + 3.75%), 4/1/31		575	575,601
			$ 3,328,473
Air Freight & Logistics — 0.2%
AIT Worldwide Logistics, Inc., Term Loan, 8.261%, (3 mo. USD Term SOFR + 4.00%), 4/8/30		599	$ 597,602
			$ 597,602
Airlines — 0.6%
American Airlines, Inc., Term Loan, 6.522%, (3 mo. USD Term SOFR + 2.25%), 4/20/28		1,983	$ 1,964,905
			$ 1,964,905
Apparel & Luxury Goods — 0.7%
Gloves Buyer, Inc., Term Loan, 8.329%, (1 mo. USD Term SOFR + 4.00%), 5/24/32		2,000	$ 1,942,750
Hanesbrands, Inc., Term Loan, 7.077%, (1 mo. USD Term SOFR + 2.75%), 3/7/32		599	601,854
			$ 2,544,604
Auto Components — 4.0%
Adient U.S. LLC, Term Loan, 6.577%, (1 mo. USD Term SOFR + 2.25%), 1/31/31		1,609	$ 1,605,613
Autokiniton U.S. Holdings, Inc., Term Loan, 8.441%, (1 mo. USD Term SOFR + 4.00%), 4/6/28		3,205	3,104,816
Clarios Global LP:
Term Loan, 5.009%, (1 mo. EURIBOR + 3.00%), 7/16/31	EUR	630	716,304
Term Loan, 6.827%, (1 mo. USD Term SOFR + 2.50%), 5/6/30		2,114	2,106,459
DexKo Global, Inc.:
Term Loan, 6.009%, (1 mo. EURIBOR + 4.00%), 10/4/28	EUR	314	339,538
Term Loan, 6.009%, (1 mo. EURIBOR + 4.00%), 10/4/28	EUR	461	498,637
Term Loan, 8.191%, (1 mo. USD Term SOFR + 3.75%), 10/4/28		679	651,069
Garrett LX I SARL, Term Loan, 6.53%, (3 mo. USD Term SOFR + 2.25%), 1/17/32		750	753,562
Lippert Colipper, Term Loan, 6.827%, (1 mo. USD Term SOFR + 2.50%), 3/25/32		350	351,313
LTI Holdings, Inc., Term Loan, 8.577%, (1 mo. USD Term SOFR + 4.25%), 7/19/29		1,244	1,237,531
Borrower/Description	Principal Amount* (000's omitted)		Value
Auto Components (continued)
RealTruck Group, Inc.:
Term Loan, 8.191%, (1 mo. USD Term SOFR + 3.75%), 1/31/28		1,786	$ 1,709,818
Term Loan, 8.191%, (1 mo. USD Term SOFR + 3.75%), 1/31/28		693	675,502
			$ 13,750,162
Automobiles — 0.6%
MajorDrive Holdings IV LLC:
Term Loan, 8.561%, (3 mo. USD Term SOFR + 4.00%), 6/1/28		650	$ 634,767
Term Loan, 9.949%, (3 mo. USD Term SOFR + 5.50%), 6/1/29		1,455	1,434,994
			$ 2,069,761
Beverages — 1.3%
Arterra Wines Canada, Inc., Term Loan, 8.061%, (3 mo. USD Term SOFR + 3.50%), 11/24/27		1,053	$ 1,051,444
Celsius Holdings, Inc., Term Loan, 7.492%, (3 mo. USD Term SOFR + 3.25%), 4/1/32		675	679,114
City Brewing Co. LLC:
Term Loan, 8.018%, (3 mo. USD Term SOFR + 3.50%), 4/5/28		604	247,782
Term Loan, 10.506%, (3 mo. USD Term SOFR + 6.25%), 4/5/28		196	80,325
Term Loan - Second Lien, 0.00%, 4/5/28(8)		1,119	25,873
Triton Water Holdings, Inc., Term Loan, 6.549%, (3 mo. USD Term SOFR + 2.25%), 3/31/28		2,406	2,409,943
			$ 4,494,481
Biotechnology — 0.4%
Alltech, Inc., Term Loan, 8.691%, (1 mo. USD Term SOFR + 4.25%), 8/13/30		1,233	$ 1,226,379
			$ 1,226,379
Broadline Retail — 0.9%
Peer Holding III BV:
Term Loan, 5.605%, (3 mo. EURIBOR + 3.25%), 11/26/31	EUR	550	$ 628,610
Term Loan, 6.799%, (3 mo. USD Term SOFR + 2.50%), 10/28/30		1,114	1,117,927
Term Loan, 6.799%, (3 mo. USD Term SOFR + 2.50%), 7/1/31		1,322	1,326,313
			$ 3,072,850
Building Products — 2.2%
AZZ, Inc., Term Loan, 6.827%, (1 mo. USD Term SOFR + 2.50%), 5/13/29		676	$ 679,549

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Building Products (continued)
Cornerstone Building Brands, Inc., Term Loan, 7.679%, (1 mo. USD Term SOFR + 3.25%), 4/12/28	1,769	$ 1,584,372
CPG International, Inc., Term Loan, 6.327%, (1 mo. USD Term SOFR + 2.00%), 9/26/31	673	675,137
LHS Borrower LLC, Term Loan, 9.177%, (1 mo. USD Term SOFR + 4.75%), 2/16/29	1,007	957,860
MI Windows & Doors LLC, Term Loan, 7.327%, (1 mo. USD Term SOFR + 3.00%), 3/28/31	1,985	1,983,293
Oscar AcquisitionCo LLC, Term Loan, 8.549%, (3 mo. USD Term SOFR + 4.25%), 4/29/29	1,547	1,403,685
Standard Industries, Inc., Term Loan, 6.077%, (1 mo. USD Term SOFR + 1.75%), 9/22/28	312	312,619
		$ 7,596,515
Capital Markets — 5.5%
Advisor Group, Inc., Term Loan, 7.827%, (1 mo. USD Term SOFR + 3.50%), 8/17/28	1,842	$ 1,850,287
AllSpring Buyer LLC, Term Loan, 7.313%, (3 mo. USD Term SOFR + 3.00%), 11/1/30	1,319	1,322,919
Aretec Group, Inc., Term Loan, 7.827%, (1 mo. USD Term SOFR + 3.50%), 8/9/30	1,911	1,910,525
Citco Funding LLC, Term Loan, 6.934%, (6 mo. USD Term SOFR + 2.75%), 4/27/28	788	791,405
Edelman Financial Center LLC, Term Loan, 7.327%, (1 mo. USD Term SOFR + 3.00%), 4/7/28	2,470	2,471,324
EIG Management Co. LLC, Term Loan, 9.325%, (1 mo. USD Term SOFR + 5.00%), 5/17/29	380	377,120
FinCo I LLC, Term Loan, 6.577%, (1 mo. USD Term SOFR + 2.25%), 6/27/29	1,231	1,235,906
Focus Financial Partners LLC, Term Loan, 7.077%, (1 mo. USD Term SOFR + 2.75%), 9/15/31	2,149	2,141,214
Franklin Square Holdings LP, Term Loan, 6.577%, (1 mo. USD Term SOFR + 2.25%), 4/25/31	968	967,687
HighTower Holdings LLC, Term Loan, 7.26%, (3 mo. USD Term SOFR + 3.00%), 2/3/32	2,231	2,231,303
Kestra Advisor Services Holdings A, Inc., Term Loan, 7.327%, (1 mo. USD Term SOFR + 3.00%), 3/22/31	1,119	1,118,123
Mariner Wealth Advisors LLC, Term Loan, 6.799%, (3 mo. USD Term SOFR + 2.50%), 8/18/28	1,817	1,819,050
Orion Advisor Solutions, Inc., Term Loan, 8.03%, (3 mo. USD Term SOFR + 3.75%), 9/24/30	572	575,046
		$ 18,811,909
Chemicals — 7.2%
AAP Buyer, Inc., Term Loan, 7.077%, (1 mo. USD Term SOFR + 2.75%), 9/9/31	424	$ 424,467
Borrower/Description	Principal Amount* (000's omitted)		Value
Chemicals (continued)
Aruba Investments Holdings LLC:
Term Loan, 6.009%, (1 mo. EURIBOR + 4.00%), 11/24/27	EUR	504	$ 552,810
Term Loan, 8.427%, (1 mo. USD Term SOFR + 4.00%), 11/24/27		1,501	1,468,404
Charter NEX U.S., Inc., Term Loan, 7.093%, (1 mo. USD Term SOFR + 2.75%), 11/29/30		1,215	1,219,086
Discovery Purchaser Corp., Term Loan, 8.022%, (3 mo. USD Term SOFR + 3.75%), 10/4/29		1,146	1,145,291
Groupe Solmax, Inc., Term Loan, 9.191% - 9.311%, (1 mo. USD Term SOFR + 4.75%, 3 mo. USD Term SOFR + 4.75%), 5/29/28		1,297	1,108,714
INEOS Enterprises Holdings II Ltd., Term Loan, 6.011%, (3 mo. EURIBOR + 4.00%), 7/7/30	EUR	60	68,255
INEOS Finance PLC, Term Loan, 5.509%, (1 mo. EURIBOR + 3.50%), 6/23/31	EUR	4	4,204
INEOS Quattro Holdings U.K. Ltd.:
Term Loan, 6.009%, (1 mo. EURIBOR + 4.00%), 3/14/30	EUR	275	300,247
Term Loan, 8.677%, (1 mo. USD Term SOFR + 4.25%), 4/2/29		1,935	1,780,614
INEOS U.S. Finance LLC:
Term Loan, 6.927%, (1 mo. USD Term SOFR + 2.50%), 11/8/28		509	500,603
Term Loan, 7.327%, (1 mo. USD Term SOFR + 3.00%), 2/7/31		1,020	987,692
Term Loan, 7.577%, (1 mo. USD Term SOFR + 3.25%), 2/18/30		1,535	1,489,578
Lonza Group AG, Term Loan, 8.324%, (3 mo. USD Term SOFR + 3.93%), 7/3/28		2,432	2,322,895
Minerals Technologies, Inc., Term Loan, 6.329%, (1 mo. USD Term SOFR + 2.00%), 11/26/31		499	500,309
Momentive Performance Materials, Inc., Term Loan, 8.327%, (1 mo. USD Term SOFR + 4.00%), 3/29/28		1,769	1,765,135
Nouryon Finance BV, Term Loan, 7.55%, (3 mo. USD Term SOFR + 3.25%), 4/3/28		617	619,915
Olympus Water U.S. Holding Corp., Term Loan, 7.299%, (3 mo. USD Term SOFR + 3.00%), 6/20/31		2,147	2,136,409
Rohm Holding GmbH, Term Loan, 9.737%, (6 mo. USD Term SOFR + 5.50%), 1/31/29		1,440	1,402,278
SCUR-Alpha 1503 GmbH, Term Loan, 9.78%, (3 mo. USD Term SOFR + 5.50%), 3/29/30		490	463,132
Tronox Finance LLC:
Term Loan, 6.549%, (3 mo. USD Term SOFR + 2.25%), 4/4/29		1,499	1,469,157
Term Loan, 6.799% - 6.827%, (1 mo. USD Term SOFR + 2.50%, 3 mo. USD Term SOFR + 2.50%), 9/30/31		399	390,930

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Chemicals (continued)
W.R. Grace & Co.-Conn., Term Loan, 7.549%, (3 mo. USD Term SOFR + 3.25%), 9/22/28	2,395	$ 2,393,365
		$ 24,513,490
Commercial Services & Supplies — 5.6%
Albion Financing 3 SARL, Term Loan, 7.322%, (3 mo. USD Term SOFR + 3.00%), 8/16/29	1,600	$ 1,605,621
Allied Universal Holdco LLC, Term Loan, 8.177%, (1 mo. USD Term SOFR + 3.75%), 5/12/28	1,961	1,966,063
Armor Holding II LLC, Term Loan, 8.035%, (3 mo. USD Term SOFR + 3.75%), 12/11/28	200	201,250
Belfor Holdings, Inc., Term Loan, 7.327%, (1 mo. USD Term SOFR + 3.00%), 11/1/30	592	593,607
EnergySolutions LLC, Term Loan, 7.577%, (1 mo. USD Term SOFR + 3.25%), 9/20/30	1,396	1,399,393
Flame Newco LLC, Term Loan, 10.427%, (1 mo. USD Term SOFR + 6.00%), 6.427% cash, 4.00% PIK, 6/30/28	215	214,231
Foundever Worldwide Corp., Term Loan, 8.191%, (1 mo. USD Term SOFR + 3.75%), 8/28/28	2,252	1,287,589
Garda World Security Corp., Term Loan, 7.333%, (1 mo. USD Term SOFR + 3.00%), 2/1/29	2,395	2,391,781
GFL Environmental, Inc., Term Loan, 6.819%, (3 mo. USD Term SOFR + 2.50%), 3/3/32	1,400	1,395,625
Heritage-Crystal Clean, Inc., Term Loan, 8.303%, (3 mo. USD Term SOFR + 4.00%), 10/17/30	716	718,175
LSF12 Crown U.S. Commercial Bidco LLC, Term Loan, 8.574%, (1 mo. USD Term SOFR + 4.25%), 12/2/31	1,900	1,873,884
Minimax Viking GmbH, Term Loan, 6.577%, (1 mo. USD Term SOFR + 2.25%), 3/17/32	575	576,438
Monitronics International, Inc., Term Loan, 12.088%, (1 mo. USD Term SOFR + 7.50%), 6/30/28	1,125	1,120,519
Prime Security Services Borrower LLC, Term Loan, 6.329%, (1 mo. USD Term SOFR + 2.00%), 10/13/30	896	896,321
Tidal Waste & Recycling Holdings LLC, Term Loan, 7.799%, (3 mo. USD Term SOFR + 3.50%), 10/24/31	600	603,624
TMF Group Holding BV, Term Loan, 7.035% - 7.039%, (3 mo. USD Term SOFR + 2.75%), 5/3/28	370	371,490
TruGreen LP, Term Loan, 8.427%, (1 mo. USD Term SOFR + 4.00%), 11/2/27	2,066	1,985,791
		$ 19,201,402
Construction Materials — 1.6%
Knife River HoldCo, Term Loan, 6.292%, (3 mo. USD Term SOFR + 2.00%), 3/8/32	250	$ 251,720
Borrower/Description	Principal Amount* (000's omitted)		Value
Construction Materials (continued)
Quikrete Holdings, Inc.:
Term Loan, 6.577%, (1 mo. USD Term SOFR + 2.25%), 3/19/29		2,426	$ 2,426,640
Term Loan, 6.577%, (1 mo. USD Term SOFR + 2.25%), 2/10/32		1,625	1,620,125
Star Holding LLC, Term Loan, 8.827%, (1 mo. USD Term SOFR + 4.50%), 7/31/31		1,169	1,092,711
			$ 5,391,196
Consumer Finance — 0.3%
CPI Holdco B LLC, Term Loan, 6.327%, (1 mo. USD Term SOFR + 2.00%), 5/19/31		1,144	$ 1,143,535
			$ 1,143,535
Consumer Staples Distribution & Retail — 0.1%
Cardenas Markets, Inc., Term Loan, 11.149%, (3 mo. USD Term SOFR + 6.75%), 8/1/29		416	$ 382,695
			$ 382,695
Containers & Packaging — 1.8%
Altium Packaging LLC, Term Loan, 6.827%, (1 mo. USD Term SOFR + 2.50%), 6/11/31		447	$ 442,717
Berlin Packaging LLC, Term Loan, 7.799% - 7.824%, (1 mo. USD Term SOFR + 3.50%, 3 mo. USD Term SOFR + 3.50%), 6/7/31		1,757	1,763,133
Clydesdale Acquisition Holdings, Inc., Term Loan, 7.502%, (1 mo. USD Term SOFR + 3.18%), 4/13/29		2,058	2,052,136
Pretium PKG Holdings, Inc., Term Loan - Second Lien, 11.312%, (3 mo. USD Term SOFR + 6.75%), 10/1/29		300	60,053
Proampac PG Borrower LLC, Term Loan, 8.256% - 8.324%, (3 mo. USD Term SOFR + 4.00%), 9/15/28		1,136	1,136,505
Trivium Packaging BV, Term Loan, 5/21/30(9)	EUR	525	594,621
			$ 6,049,165
Distributors — 0.5%
Parts Europe SA, Term Loan, 5.486%, (3 mo. EURIBOR + 3.25%), 2/3/31	EUR	1,425	$ 1,628,266
Phillips Feed Service, Inc., Term Loan, 11.427%, (1 mo. USD Term SOFR + 7.00%), 11/13/26(3)		110	66,622
			$ 1,694,888

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Diversified Consumer Services — 1.9%
Ascend Learning LLC:
Term Loan, 7.327%, (1 mo. USD Term SOFR + 3.00%), 12/11/28		1,054	$ 1,050,288
Term Loan - Second Lien, 10.177%, (1 mo. USD Term SOFR + 5.75%), 12/10/29		1,058	1,054,969
Fugue Finance BV, Term Loan, 7.583%, (3 mo. USD Term SOFR + 3.25%), 1/9/32		397	398,808
KUEHG Corp., Term Loan, 7.549%, (3 mo. USD Term SOFR + 3.25%), 6/12/30		1,358	1,364,995
Lernen Bidco Ltd., Term Loan, 8.29%, (6 mo. USD Term SOFR + 4.00%), 10/27/31		498	499,526
Spring Education Group, Inc., Term Loan, 8.299%, (3 mo. USD Term SOFR + 4.00%), 10/4/30		667	671,112
Wand NewCo 3, Inc., Term Loan, 6.827%, (1 mo. USD Term SOFR + 2.50%), 1/30/31		1,540	1,528,384
			$ 6,568,082
Diversified Financial Services — 0.5%
Concorde Midco Ltd., Term Loan, 5.809%, (6 mo. EURIBOR + 3.50%), 3/1/30	EUR	575	$ 649,913
Sandy BidCo BV, Term Loan, 6.261%, (6 mo. EURIBOR + 3.85%), 8/17/29	EUR	950	1,072,578
			$ 1,722,491
Diversified Telecommunication Services — 2.7%
Altice France SA, Term Loan, 9.756%, (3 mo. USD Term SOFR + 5.50%), 8/15/28		1,216	$ 1,122,278
Anuvu Holdings 2 LLC:
Term Loan, 12.645%, (3 mo. USD Term SOFR + 8.25%), 3/23/26(3)		1,078	387,086
Term Loan, 14.395%, (3 mo. USD Term SOFR + 10.00%), 8.395% cash, 6.00% PIK, 9/27/27(3)		427	341,510
Level 3 Financing, Inc., Term Loan, 8.577%, (1 mo. USD Term SOFR + 4.25%), 3/27/32		600	604,626
Lumen Technologies, Inc., Term Loan, 6.791%, (1 mo. USD Term SOFR + 2.35%), 4/15/30		992	984,025
Virgin Media Bristol LLC, Term Loan, 7.693%, (1 mo. USD Term SOFR + 3.25%), 1/31/29		4,250	4,197,406
Zayo Group Holdings, Inc., Term Loan, 5.259%, (1 mo. EURIBOR + 3.25%), 3/9/27	EUR	1,392	1,477,776
			$ 9,114,707
Electric Utilities — 0.6%
Kohler Energy Co. LLC, Term Loan, 8.049%, (3 mo. USD Term SOFR + 3.75%), 5/1/31		2,061	$ 2,053,156
			$ 2,053,156
Borrower/Description	Principal Amount* (000's omitted)		Value
Electrical Equipment — 1.2%
Nvent Electric PLC, Term Loan, 7.827%, (1 mo. USD Term SOFR + 3.50%), 1/30/32		1,050	$ 1,055,119
WEC U.S. Holdings Ltd., Term Loan, 6.574%, (1 mo. USD Term SOFR + 2.25%), 1/27/31		2,978	2,975,386
			$ 4,030,505
Electronic Equipment, Instruments & Components — 2.4%
Chamberlain Group, Inc., Term Loan, 7.677%, (1 mo. USD Term SOFR + 3.25%), 11/3/28		2,420	$ 2,413,562
Creation Technologies, Inc., Term Loan, 10.046%, (3 mo. USD Term SOFR + 5.50%), 10/5/28		1,312	1,285,698
Ingram Micro, Inc., Term Loan, 7.053%, (3 mo. USD Term SOFR + 2.75%), 9/22/31		1,225	1,232,714
Range Red Operating, Inc.:
Term Loan, 12.423%, (1 mo. USD Term SOFR + 8.00%), 10/1/29		192	188,136
Term Loan - Second Lien, 12.423%, (1 mo. USD Term SOFR + 8.00%), 10/1/29		807	789,203
Verifone Systems, Inc., Term Loan, 10.211%, (3 mo. USD Term SOFR + 5.50%), 8/18/28		1,110	1,016,523
Verisure Holding AB:
Term Loan, 5.355%, (3 mo. EURIBOR + 3.00%), 3/27/28	EUR	850	970,832
Term Loan, 5.441%, (3 mo. EURIBOR + 3.25%), 5/30/30	EUR	248	283,246
			$ 8,179,914
Energy Equipment & Services — 0.5%
Ameriforge Group, Inc., Term Loan, 15.443%, (1 mo. USD Term SOFR + 11.00%), 4.443% cash, 11.00% PIK, 12/31/25(3)		66	$ 8,733
PG Investment Co. 59 SARL, Term Loan, 7.299%, (3 mo. USD Term SOFR + 3.00%), 3/26/31		1,344	1,348,039
Whitewater Matterhorn Holdings LLC, Term Loan, 6/21/32(9)		475	475,076
			$ 1,831,848
Engineering & Construction — 2.0%
American Residential Services LLC, Term Loan, 7.53%, (3 mo. USD Term SOFR + 3.25%), 2/2/32		600	$ 601,500
Arcosa, Inc., Term Loan, 6.577%, (1 mo. USD Term SOFR + 2.25%), 8/12/31		349	351,743
Artera Services LLC, Term Loan, 8.799%, (3 mo. USD Term SOFR + 4.50%), 2/15/31		421	370,523
Azuria Water Solutions, Inc.:
Term Loan, 7.327%, (1 mo. USD Term SOFR + 3.00%), 5/17/28		1,678	1,674,752
Term Loan, 5/17/28(9)		62	61,563

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Engineering & Construction (continued)
Construction Partners, Inc., Term Loan, 6.829%, (1 mo. USD Term SOFR + 2.50%), 11/3/31		499	$ 499,842
Northstar Group Services, Inc., Term Loan, 8.881%, (6 mo. USD Term SOFR + 4.75%), 5/31/30		2,136	2,152,335
Platea BC Bidco AB:
Term Loan, 4.924%, (3 mo. EURIBOR + 4.00%), 4/3/31(7)	EUR	138	157,458
Term Loan, 6.355%, (3 mo. EURIBOR + 4.00%), 4/3/31	EUR	688	787,288
			$ 6,657,004
Entertainment — 2.2%
City Football Group Ltd., Term Loan, 8.041%, (3 mo. USD Term SOFR + 3.50%), 7/22/30		970	$ 961,277
EOC Borrower LLC, Term Loan, 7.327%, (1 mo. USD Term SOFR + 3.00%), 3/24/32		3,000	2,996,715
Pretzel Parent, Inc., Term Loan, 8.827%, (1 mo. USD Term SOFR + 4.50%), 10/1/31		900	893,250
Renaissance Holding Corp., Term Loan, 8.28%, (3 mo. USD Term SOFR + 4.00%), 4/5/30		1,389	1,285,028
Varsity Brands, Inc., Term Loan, 7.83%, (3 mo. USD Term SOFR + 3.50%), 8/26/31		1,000	995,000
Vue Entertainment International Ltd., Term Loan, 10.759%, (6 mo. EURIBOR + 8.50%), 2.359% cash, 8.40% PIK, 12/31/27	EUR	319	209,773
Vue International Bidco PLC, Term Loan, 10.259%, (6 mo. EURIBOR + 8.00%), 6/30/27	EUR	76	85,650
			$ 7,426,693
Financial Services — 1.6%
NCR Atleos LLC, Term Loan, 8.03%, (3 mo. USD Term SOFR + 3.75%), 4/16/29		576	$ 579,781
Nuvei Technologies Corp., Term Loan, 7.327%, (1 mo. USD Term SOFR + 3.00%), 11/17/31		500	499,897
OSTTRA Group Ltd., Term Loan, 5/20/32(9)		700	701,204
Planet U.S. Buyer LLC, Term Loan, 7.325% - 7.33%, (1 mo. USD Term SOFR + 3.00%, 3 mo. USD Term SOFR + 3.00%), 2/7/31		1,166	1,171,290
Shift4 Payments LLC, Term Loan, 5/7/32(9)		250	251,823
Synechron, Inc., Term Loan, 8.03%, (3 mo. USD Term SOFR + 3.75%), 10/3/31		800	802,000
Walker & Dunlop, Inc., Term Loan, 6.325%, (1 mo. USD Term SOFR + 2.00%), 3/14/32		675	678,375
WEX, Inc., Term Loan, 6.077%, (1 mo. USD Term SOFR + 1.75%), 3/5/32		800	797,500
			$ 5,481,870
Borrower/Description	Principal Amount* (000's omitted)		Value
Food Products — 2.0%
CHG PPC Parent LLC, Term Loan, 7.441%, (1 mo. USD Term SOFR + 3.00%), 12/8/28		388	$ 389,835
Del Monte Foods, Inc.:
Term Loan, 12.409%, (3 mo. USD Term SOFR + 8.15%), 8/2/28		378	353,388
Term Loan, 12.469%, (3 mo. USD Term SOFR + 8.15%), 8/2/28		422	394,555
Term Loan - Second Lien, 8.699% - 8.719%, (3 mo. USD Term SOFR + 4.40%), 8/2/28		880	514,771
Newly Weds Foods, Inc., Term Loan, 6.575%, (1 mo. USD Term SOFR + 2.25%), 3/15/32		1,125	1,126,406
Nomad Foods U.S. LLC, Term Loan, 6.535%, (6 mo. USD Term SOFR + 2.50%), 11/12/29		1,960	1,963,875
POP Bidco SAS, Term Loan, 6.686%, (3 mo. EURIBOR + 4.50%), 11/26/31	EUR	1,125	1,287,498
United Petfood Finance BV, Term Loan, 5.171%, (6 mo. EURIBOR + 2.75%), 2/26/32	EUR	775	881,074
			$ 6,911,402
Gas Utilities — 0.8%
CQP Holdco LP, Term Loan, 6.299%, (3 mo. USD Term SOFR + 2.00%), 12/31/30		2,629	$ 2,629,761
			$ 2,629,761
Health Care Equipment & Supplies — 1.6%
Bayou Intermediate II LLC, Term Loan, 9.041%, (3 mo. USD Term SOFR + 4.50%), 8/2/28		1,732	$ 1,734,223
Journey Personal Care Corp., Term Loan, 8.049%, (3 mo. USD Term SOFR + 3.75%), 3/1/28		2,553	2,551,913
Medline Borrower LP, Term Loan, 6.577%, (1 mo. USD Term SOFR + 2.25%), 10/23/28		1,105	1,104,870
			$ 5,391,006
Health Care Providers & Services — 9.5%
AEA International Holdings (Lux) SARL, Term Loan, 7.049%, (3 mo. USD Term SOFR + 2.75%), 9/7/28		1,604	$ 1,606,185
Biogroup-LCD, Term Loan, 5.388%, (3 mo. EURIBOR + 3.25%), 2/9/28	EUR	250	281,309
BW NHHC Holdco, Inc., Term Loan - Second Lien, 12.299%, (3 mo. USD Term SOFR + 8.00%), 10.049% cash, 2.25% PIK, 1/15/26		2,534	2,327,754
Cano Health LLC, Term Loan, 13.799%, (3 mo. USD Term SOFR + 9.50%), 6/28/29		497	448,535
CCRR Parent, Inc., Term Loan, 8.697%, (3 mo. USD Term SOFR + 4.25%), 3/6/28		2,634	1,277,377

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Health Care Providers & Services (continued)
Cerba Healthcare SAS:
Term Loan, 5.709%, (1 mo. EURIBOR + 3.70%), 6/30/28	EUR	350	$ 310,014
Term Loan, 5.959%, (1 mo. EURIBOR + 3.95%), 2/16/29	EUR	525	464,406
Ceva Sante Animale, Term Loan, 7.05%, (3 mo. USD Term SOFR + 2.75%), 11/8/30		396	397,988
CHG Healthcare Services, Inc., Term Loan, 7.327% - 7.333%, (1 mo. USD Term SOFR + 3.00%, 3 mo. USD Term SOFR + 3.00%), 9/29/28		2,045	2,051,674
CNT Holdings I Corp., Term Loan, 6.78%, (3 mo. USD Term SOFR + 2.50%), 11/8/32		1,544	1,544,431
Concentra Health Services, Inc., Term Loan, 6.327%, (1 mo. USD Term SOFR + 2.00%), 7/26/31		349	350,871
Electron BidCo, Inc., Term Loan, 7.077%, (1 mo. USD Term SOFR + 2.75%), 11/1/28		958	960,056
Ensemble RCM LLC, Term Loan, 7.28%, (3 mo. USD Term SOFR + 3.00%), 8/1/29		1,392	1,396,186
Hanger, Inc.:
Term Loan, 4.149%, (1 mo. USD Term SOFR + 3.50%), 10/23/31(7)		140	139,559
Term Loan, 7.827%, (1 mo. USD Term SOFR + 3.50%), 10/23/31		1,085	1,083,910
IVC Acquisition Ltd.:
Term Loan, 6.426%, (3 mo. EURIBOR + 4.00%), 12/12/28	EUR	1,350	1,542,913
Term Loan, 8.049%, (3 mo. USD Term SOFR + 3.75%), 12/12/28		1,012	1,018,383
Medical Solutions Holdings, Inc., Term Loan, 7.88%, (3 mo. USD Term SOFR + 3.50%), 11/1/28		2,460	1,448,953
National Mentor Holdings, Inc.:
Term Loan, 8.149% - 8.177%, (1 mo. USD Term SOFR + 3.75%, 3 mo. USD Term SOFR + 3.75%), 3/2/28		1,911	1,859,373
Term Loan, 8.149%, (3 mo. USD Term SOFR + 3.75%), 3/2/28		57	55,631
Option Care Health, Inc., Term Loan, 6.577%, (1 mo. USD Term SOFR + 2.25%), 10/27/28		363	364,968
Pacific Dental Services LLC, Term Loan, 7.077%, (1 mo. USD Term SOFR + 2.75%), 3/15/31		1,166	1,165,862
Phoenix Guarantor, Inc., Term Loan, 6.827%, (1 mo. USD Term SOFR + 2.50%), 2/21/31		1,564	1,567,618
Radnet Management, Inc., Term Loan, 6.58%, (3 mo. USD Term SOFR + 2.25%), 4/18/31		695	695,945
Raven Acquisition Holdings LLC:
Term Loan, 7.577%, (1 mo. USD Term SOFR + 3.25%), 11/19/31		1,400	1,398,691
Term Loan, 11/19/31(7)		100	99,906
Select Medical Corp., Term Loan, 6.327%, (1 mo. USD Term SOFR + 2.00%), 12/3/31		898	901,117
Borrower/Description	Principal Amount* (000's omitted)		Value
Health Care Providers & Services (continued)
Sound Inpatient Physicians, Term Loan - Second Lien, 9.561%, (3 mo. USD Term SOFR + 5.00%), 8.061% cash, 1.50% PIK, 6/28/28		412	$ 392,542
Surgery Center Holdings, Inc., Term Loan, 7.079%, (1 mo. USD Term SOFR + 2.75%), 12/19/30		2,225	2,232,013
Synlab Bondco PLC:
Term Loan, 5.068%, (6 mo. EURIBOR + 2.50%), 7/1/27	EUR	325	367,713
Term Loan, 5.553%, (1 mo. EURIBOR + 3.50%), 12/20/30	EUR	525	597,900
TTF Holdings LLC, Term Loan, 8.002%, (6 mo. USD Term SOFR + 3.75%), 7/18/31		1,326	1,309,959
U.S. Anesthesia Partners, Inc., Term Loan, 8.689%, (1 mo. USD Term SOFR + 4.25%), 10/1/28		698	688,074
			$ 32,347,816
Health Care Technology — 2.9%
athenahealth Group, Inc., Term Loan, 7.327%, (1 mo. USD Term SOFR + 3.00%), 2/15/29		1,754	$ 1,749,329
Certara LP, Term Loan, 7.299%, (3 mo. USD Term SOFR + 3.00%), 6/26/31		929	929,771
Imprivata, Inc., Term Loan, 7.78%, (3 mo. USD Term SOFR + 3.50%), 12/1/27		1,433	1,440,402
PointClickCare Technologies, Inc., Term Loan, 7.549%, (3 mo. USD Term SOFR + 3.25%), 11/3/31		1,248	1,252,642
Press Ganey Holdings, Inc., Term Loan, 7.577%, (1 mo. USD Term SOFR + 3.25%), 4/30/31		622	622,780
Project Ruby Ultimate Parent Corp., Term Loan, 7.441%, (1 mo. USD Term SOFR + 3.00%), 3/10/28		1,203	1,206,453
Symplr Software, Inc., Term Loan, 8.88%, (3 mo. USD Term SOFR + 4.50%), 12/22/27		1,746	1,602,081
Waystar Technologies, Inc., Term Loan, 6.577%, (1 mo. USD Term SOFR + 2.25%), 10/22/29		984	986,971
			$ 9,790,429
Hotels, Restaurants & Leisure — 5.6%
Betclic Everest Group, Term Loan, 5.388%, (3 mo. EURIBOR + 3.25%), 12/10/31	EUR	425	$ 486,690
Caesars Entertainment, Inc., Term Loan, 6.577%, (1 mo. USD Term SOFR + 2.25%), 2/6/31		2,228	2,224,014
Carnival Corp., Term Loan, 6.325%, (1 mo. USD Term SOFR + 2.00%), 10/18/28		2,779	2,783,879
ClubCorp Holdings, Inc., Term Loan, 9.561%, (3 mo. USD Term SOFR + 5.00%), 9/18/26		1,157	1,160,467
Fertitta Entertainment LLC, Term Loan, 7.827%, (1 mo. USD Term SOFR + 3.50%), 1/27/29		1,960	1,950,817

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Hotels, Restaurants & Leisure (continued)
Flutter Financing BV, Term Loan, 6.049%, (3 mo. USD Term SOFR + 1.75%), 11/30/30	1,737	$ 1,734,747
Herschend Entertainment Co. LLC, Term Loan, 7.575%, (3 mo. USD Term SOFR + 3.25%), 5/27/32	375	376,485
Horizon U.S. Finco LP, Term Loan, 9.03%, (3 mo. USD Term SOFR + 4.75%), 10/31/31	972	912,870
J&J Ventures Gaming LLC, Term Loan, 7.827%, (1 mo. USD Term SOFR + 3.50%), 4/26/30	500	490,627
Ontario Gaming GTA LP, Term Loan, 8.549%, (3 mo. USD Term SOFR + 4.25%), 8/1/30	1,411	1,393,795
Playa Resorts Holding BV, Term Loan, 7.077%, (1 mo. USD Term SOFR + 2.75%), 1/5/29	2,004	2,006,099
Scientific Games Holdings LP, Term Loan, 7.285%, (3 mo. USD Term SOFR + 3.00%), 4/4/29	1,965	1,956,229
SeaWorld Parks & Entertainment, Inc., Term Loan, 6.327%, (1 mo. USD Term SOFR + 2.00%), 12/4/31	748	745,316
Voyager Parent LLC, Term Loan, 5/9/32(9)	850	835,988
		$ 19,058,023
Household Durables — 2.2%
ACProducts, Inc., Term Loan, 8.811%, (3 mo. USD Term SOFR + 4.25%), 5/17/28	2,837	$ 2,112,055
Libbey Glass, Inc., Term Loan, 10.933%, (3 mo. USD Term SOFR + 6.50%), 11/22/27	680	659,243
Madison Safety & Flow LLC, Term Loan, 7.077%, (1 mo. USD Term SOFR + 2.75%), 9/26/31	697	698,314
PHRG Intermediate LLC, Term Loan, 8.333%, (3 mo. USD Term SOFR + 4.00%), 2/20/32	925	890,312
Serta Simmons Bedding LLC:
Term Loan, 11.884%, (3 mo. USD Term SOFR + 7.50%), 6/29/28	170	169,798
Term Loan, 11.914%, (3 mo. USD Term SOFR + 7.50%), 6/29/28	1,562	1,432,381
Tempur Sealy International, Inc., Term Loan, 6.76%, (1 mo. USD Term SOFR + 2.50%), 10/24/31	1,546	1,553,662
		$ 7,515,765
Household Products — 0.4%
Kronos Acquisition Holdings, Inc., Term Loan, 8.299%, (3 mo. USD Term SOFR + 4.00%), 7/8/31	1,716	$ 1,471,792
		$ 1,471,792
Independent Power and Renewable Electricity Producers — 0.9%
Invenergy Thermal Operating I LLC:
Term Loan, 5/14/32(9)	914	$ 921,681
Term Loan, 5/14/32(9)	61	61,446
Borrower/Description	Principal Amount* (000's omitted)		Value
Independent Power and Renewable Electricity Producers (continued)
MRP Buyer LLC:
Term Loan, 5/24/32(9)		1,796	$ 1,775,039
Term Loan, 5/24/32(9)		229	225,914
			$ 2,984,080
Industrial Conglomerates — 0.2%
Cleanova Midco Ltd., Term Loan, 5/22/32(9)		525	$ 509,250
			$ 509,250
Insurance — 2.6%
Alera Group, Inc., Term Loan, 5/21/32(9)		1,775	$ 1,778,213
Alliant Holdings Intermediate LLC, Term Loan, 7.075%, (1 mo. USD Term SOFR + 2.75%), 9/19/31		890	887,328
AmWINS Group, Inc., Term Loan, 6.577%, (1 mo. USD Term SOFR + 2.25%), 1/30/32		508	508,276
Broadstreet Partners, Inc., Term Loan, 7.327%, (1 mo. USD Term SOFR + 3.00%), 6/13/31		1,067	1,069,274
Financiere CEP SAS, Term Loan, 6.577%, (6 mo. EURIBOR + 4.00%), 6/18/27	EUR	550	629,025
IMA Financial Group, Inc., Term Loan, 11/1/28(9)		925	925,291
Ryan Specialty Group LLC, Term Loan, 6.577%, (1 mo. USD Term SOFR + 2.25%), 9/15/31		1,147	1,147,125
Truist Insurance Holdings LLC:
Term Loan, 7.049%, (3 mo. USD Term SOFR + 2.75%), 5/6/31		483	482,459
Term Loan - Second Lien, 9.049%, (3 mo. USD Term SOFR + 4.75%), 5/6/32		263	263,980
USI, Inc., Term Loan, 6.549%, (3 mo. USD Term SOFR + 2.25%), 9/29/30		993	989,345
			$ 8,680,316
Interactive Media & Services — 2.0%
Aragorn Parent Corp., Term Loan, 8.579%, (1 mo. USD Term SOFR + 4.25%), 12/15/28		1,430	$ 1,439,231
Arches Buyer, Inc., Term Loan, 7.677%, (1 mo. USD Term SOFR + 3.25%), 12/6/27		1,954	1,926,529
Foundational Education Group, Inc., Term Loan, 8.291%, (3 mo. USD Term SOFR + 3.75%), 8/31/28		1,427	1,304,578
Twitter, Inc., Term Loan, 10.949%, (3 mo. USD Term SOFR + 6.50%), 10/26/29		2,086	2,068,194
			$ 6,738,532
IT Services — 5.9%
Asurion LLC:
Term Loan, 8.427%, (1 mo. USD Term SOFR + 4.00%), 8/19/28		1,205	$ 1,200,689

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
IT Services (continued)
Asurion LLC: (continued)
Term Loan - Second Lien, 9.691%, (1 mo. USD Term SOFR + 5.25%), 1/31/28		2,070	$ 2,006,793
Term Loan - Second Lien, 9.691%, (1 mo. USD Term SOFR + 5.25%), 1/20/29		1,425	1,355,866
Endure Digital, Inc., Term Loan, 7.957%, (1 mo. USD Term SOFR + 3.50%), 2/10/28		3,955	2,867,656
Gainwell Acquisition Corp., Term Loan, 8.399%, (3 mo. USD Term SOFR + 4.00%), 10/1/27		2,173	2,087,587
Go Daddy Operating Co. LLC:
Term Loan, 6.077%, (1 mo. USD Term SOFR + 1.75%), 11/9/29		1,794	1,795,711
Term Loan, 6.077%, (1 mo. USD Term SOFR + 1.75%), 5/30/31		347	347,708
NAB Holdings LLC, Term Loan, 6.799%, (3 mo. USD Term SOFR + 2.50%), 11/24/28		3,150	3,130,912
Plano HoldCo, Inc., Term Loan, 7.799%, (3 mo. USD Term SOFR + 3.50%), 10/2/31		550	552,063
Rackspace Finance LLC:
Term Loan, 10.697%, (1 mo. USD Term SOFR + 6.25%), 5/15/28		1,715	1,719,196
Term Loan - Second Lien, 7.197%, (1 mo. USD Term SOFR + 2.75%), 5/15/28		3,631	1,658,140
Sedgwick Claims Management Services, Inc., Term Loan, 7.327%, (1 mo. USD Term SOFR + 3.00%), 7/31/31		1,209	1,212,579
			$ 19,934,900
Leisure Products — 0.4%
Recess Holdings, Inc., Term Loan, 8.025%, (3 mo. USD Term SOFR + 3.75%), 2/20/30		1,213	$ 1,214,724
			$ 1,214,724
Life Sciences Tools & Services — 0.4%
Loire Finco Luxembourg SARL:
Term Loan, 6.009%, (1 mo. EURIBOR + 4.00%), 1/21/30	EUR	500	$ 570,992
Term Loan, 8.427%, (1 mo. USD Term SOFR + 4.00%), 1/21/30		358	358,927
Sotera Health Holdings LLC, Term Loan, 7.549%, (3 mo. USD Term SOFR + 3.25%), 5/30/31		498	498,901
			$ 1,428,820
Machinery — 9.9%
AAG U.S. GSI Bidco, Inc., Term Loan, 9.299%, (3 mo. USD Term SOFR + 5.00%), 10/31/31		475	$ 475,000
AI Aqua Merger Sub, Inc., Term Loan, 7.323%, (1 mo. USD Term SOFR + 3.00%), 7/31/28		2,151	2,140,782
Borrower/Description	Principal Amount* (000's omitted)		Value
Machinery (continued)
American Trailer World Corp., Term Loan, 8.177%, (1 mo. USD Term SOFR + 3.75%), 3/3/28		1,295	$ 1,076,963
Apex Tool Group LLC:
Term Loan, 14.427%, (1 mo. USD Term SOFR + 14.43%), 7.50% cash, 6.927% PIK, 2/8/30		1,341	1,073,031
Term Loan - Second Lien, 9.677%, (1 mo. USD Term SOFR + 5.25%), 2/8/29		570	496,022
Clark Equipment Co., Term Loan, 6.299%, (3 mo. USD Term SOFR + 2.00%), 4/20/29		860	862,811
Conair Holdings LLC, Term Loan, 8.191%, (1 mo. USD Term SOFR + 3.75%), 5/17/28		2,123	1,528,560
CPM Holdings, Inc., Term Loan, 8.824%, (1 mo. USD Term SOFR + 4.50%), 9/28/28		1,239	1,228,819
Crown Equipment Corp., Term Loan, 6.574%, (1 mo. USD Term SOFR + 2.25%), 10/10/31		973	971,347
Cube Industrials Buyer, Inc., Term Loan, 7.522%, (3 mo. USD Term SOFR + 3.25%), 10/17/31		375	375,469
EMRLD Borrower LP:
Term Loan, 6.799%, (3 mo. USD Term SOFR + 2.50%), 8/4/31		970	966,642
Term Loan, 6.833%, (3 mo. USD Term SOFR + 2.50%), 5/31/30		725	723,094
Engineered Machinery Holdings, Inc., Term Loan, 8.311%, (3 mo. USD Term SOFR + 3.75%), 5/19/28		3,485	3,506,414
Filtration Group Corp., Term Loan, 7.327%, (1 mo. USD Term SOFR + 3.00%), 10/21/28		629	631,582
Gates Global LLC, Term Loan, 6.077%, (1 mo. USD Term SOFR + 1.75%), 6/4/31		2,388	2,389,122
Icebox Holdco III, Inc., Term Loan, 8.061%, (3 mo. USD Term SOFR + 3.50%), 12/22/28		704	706,313
John Bean Technologies Corp., Term Loan, 6.427%, (1 mo. USD Term SOFR + 2.00%), 1/2/32		675	677,531
Madison IAQ LLC, Term Loan, 6.762%, (6 mo. USD Term SOFR + 2.50%), 6/21/28		2,412	2,414,008
Pro Mach Group, Inc., Term Loan, 7.077%, (1 mo. USD Term SOFR + 2.75%), 8/31/28		1,481	1,484,036
Roper Industrial Products Investment Co. LLC, Term Loan, 7.049%, (3 mo. USD Term SOFR + 2.75%), 11/22/29		1,702	1,696,966
SPX Flow, Inc., Term Loan, 7.327%, (1 mo. USD Term SOFR + 3.00%), 4/5/29		1,552	1,558,727
Terex Corp., Term Loan, 6.299%, (3 mo. USD Term SOFR + 2.00%), 10/8/31		2,200	2,206,193
TK Elevator Midco GmbH:
Term Loan, 5.848%, (3 mo. EURIBOR + 3.25%), 4/30/30	EUR	1,375	1,564,491
Term Loan, 7.237%, (3 mo. USD Term SOFR + 3.00%), 4/30/30		2,081	2,087,898

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Machinery (continued)
Zephyr German BidCo GmbH, Term Loan, 5.443%, (3 mo. EURIBOR + 3.15%), 3/10/28	EUR	650	$ 737,120
			$ 33,578,941
Media — 1.3%
ABG Intermediate Holdings 2 LLC:
Term Loan, 6.577%, (1 mo. USD Term SOFR + 2.25%), 12/21/28		728	$ 724,665
Term Loan, 6.577%, (1 mo. USD Term SOFR + 2.25%), 2/13/32		600	595,878
Charter Communications Operating LLC, Term Loan, 6.548%, (3 mo. USD Term SOFR + 2.25%), 12/15/31		549	549,003
Emerald X, Inc., Term Loan, 8.077%, (1 mo. USD Term SOFR + 3.75%), 1/30/32		225	226,266
Fleet Midco I Ltd., Term Loan, 7.055%, (6 mo. USD Term SOFR + 2.75%), 2/21/31		659	661,106
Gray Television, Inc., Term Loan, 7.439%, (1 mo. USD Term SOFR + 3.00%), 12/1/28		822	795,699
Hubbard Radio LLC, Term Loan, 8.827%, (1 mo. USD Term SOFR + 4.50%), 9/30/27		518	344,760
MJH Healthcare Holdings LLC, Term Loan, 7.677%, (1 mo. USD Term SOFR + 3.25%), 1/29/29		466	466,509
			$ 4,363,886
Metals/Mining — 1.2%
Arsenal AIC Parent LLC, Term Loan, 7.077%, (1 mo. USD Term SOFR + 2.75%), 8/19/30		1,506	$ 1,504,074
Novelis Corp., Term Loan, 6.292%, (3 mo. USD Term SOFR + 2.00%), 3/11/32		925	929,047
PMHC II, Inc., Term Loan, 8.642%, (3 mo. USD Term SOFR + 4.25%), 4/23/29		1,519	1,341,512
WireCo WorldGroup, Inc., Term Loan, 8.022%, (3 mo. USD Term SOFR + 3.75%), 11/13/28		388	368,917
			$ 4,143,550
Oil, Gas & Consumable Fuels — 3.4%
Epic Crude Services LP, Term Loan, 7.256%, (3 mo. USD Term SOFR + 3.00%), 10/15/31		574	$ 575,713
GIP Pilot Acquisition Partners LP, Term Loan, 6.277%, (3 mo. USD Term SOFR + 2.00%), 10/4/30		471	471,461
Hilcorp Energy I LP, Term Loan, 6.333%, (1 mo. USD Term SOFR + 2.00%), 2/11/30		800	800,664
ITT Holdings LLC, Term Loan, 7.077%, (1 mo. USD Term SOFR + 2.75%), 10/11/30		837	839,072
Matador Bidco SARL, Term Loan, 8.677%, (1 mo. USD Term SOFR + 4.25%), 7/30/29		3,586	3,606,124
Borrower/Description	Principal Amount* (000's omitted)		Value
Oil, Gas & Consumable Fuels (continued)
Natgasoline LLC, Term Loan, 9.781%, (3 mo. USD Term SOFR + 5.50%), 3/29/30		500	$ 496,250
Oryx Midstream Services Permian Basin LLC, Term Loan, 6.575%, (1 mo. USD Term SOFR + 2.25%), 10/5/28		915	915,445
Oxbow Carbon LLC, Term Loan, 7.827%, (1 mo. USD Term SOFR + 3.50%), 5/10/30		510	505,867
Thunder Generation Funding LLC, Term Loan, 7.299%, (3 mo. USD Term SOFR + 3.00%), 10/3/31		1,018	1,020,971
UGI Energy Services LLC, Term Loan, 6.827%, (1 mo. USD Term SOFR + 2.50%), 2/22/30		2,341	2,344,668
			$ 11,576,235
Passenger Airlines — 0.1%
WestJet Loyalty LP, Term Loan, 7.549%, (3 mo. USD Term SOFR + 3.25%), 2/14/31		495	$ 491,820
			$ 491,820
Personal Products — 0.2%
Olaplex, Inc., Term Loan, 7.933%, (3 mo. USD Term SOFR + 3.50%), 2/23/29		610	$ 585,795
			$ 585,795
Pharmaceuticals — 1.1%
Bausch Health Co., Inc., Term Loan, 10.587%, (1 mo. USD Term SOFR + 6.25%), 10/8/30		800	$ 761,668
Jazz Financing Lux SARL, Term Loan, 6.577%, (1 mo. USD Term SOFR + 2.25%), 5/5/28		1,559	1,560,817
Mallinckrodt International Finance SA, Term Loan - Second Lien, 14.00%, (1 mo. USD Term SOFR + 9.50%), 11/14/28		1,438	1,494,547
			$ 3,817,032
Professional Services — 8.2%
AAL Delaware Holdco, Inc., Term Loan, 7.077%, (1 mo. USD Term SOFR + 2.75%), 7/30/31		647	$ 648,167
AlixPartners LLP, Term Loan, 5.355%, (3 mo. EURIBOR + 3.00%), 2/4/28	EUR	504	575,844
Amspec Parent LLC:
Term Loan, 8.549%, (3 mo. USD Term SOFR + 4.25%), 12/22/31		737	741,731
Term Loan, 12/22/31(7)		113	114,113
APFS Staffing Holdings, Inc., Term Loan, 8.577%, (1 mo. USD Term SOFR + 4.25%), 12/29/28		238	225,785
Camelot U.S. Acquisition LLC, Term Loan, 7.077%, (1 mo. USD Term SOFR + 2.75%), 1/31/31		1,961	1,937,068

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Professional Services (continued)
Citrin Cooperman Advisors LLC:
Term Loan, 7.277%, (3 mo. USD Term SOFR + 3.00%), 4/1/32		1,221	$ 1,215,869
Term Loan, 4/1/32(7)		79	78,443
CohnReznick LLP:
Term Loan, 8.285%, (3 mo. USD Term SOFR + 4.00%), 3/31/32		548	548,805
Term Loan, 3/31/32(7)		127	127,038
CoreLogic, Inc., Term Loan, 7.941%, (1 mo. USD Term SOFR + 3.50%), 6/2/28		1,543	1,524,362
Corporation Service Co., Term Loan, 6.327%, (1 mo. USD Term SOFR + 2.00%), 11/2/29		261	261,243
Crisis Prevention Institute, Inc., Term Loan, 8.299%, (3 mo. USD Term SOFR + 4.00%), 4/9/31		299	301,120
Deerfield Dakota Holding LLC, Term Loan, 8.049%, (3 mo. USD Term SOFR + 3.75%), 4/9/27		2,240	2,183,542
EAB Global, Inc., Term Loan, 7.327%, (1 mo. USD Term SOFR + 3.00%), 8/16/30		2,193	2,153,788
Employbridge Holding Co.:
Term Loan, 9.799%, (3 mo. USD Term SOFR + 5.50%), 1/19/30		838	688,253
Term Loan, 1/19/30(7)		351	288,198
Term Loan - Second Lien, 9.311%, (3 mo. USD Term SOFR + 4.75%), 1/19/30		1,874	479,798
First Advantage Holdings LLC, Term Loan, 7.577%, (1 mo. USD Term SOFR + 3.25%), 10/31/31		1,486	1,487,193
Galaxy Bidco Ltd., Term Loan, 6.042%, (6 mo. EURIBOR + 4.00%), 12/19/29	EUR	625	716,693
Gategroup Fin Luxembourg SA, Term Loan, 5/28/32(9)		550	551,548
Genuine Financial Holdings LLC, Term Loan, 7.577%, (1 mo. USD Term SOFR + 3.25%), 9/27/30		394	385,640
Grant Thornton Advisors LLC, Term Loan, 7.077%, (1 mo. USD Term SOFR + 2.75%), 6/2/31		1,842	1,838,573
iSolved, Inc., Term Loan, 7.577%, (1 mo. USD Term SOFR + 3.25%), 10/15/30		495	497,337
Mermaid Bidco, Inc., Term Loan, 7.51%, (3 mo. USD Term SOFR + 3.25%), 7/3/31		521	522,881
Neptune Bidco U.S., Inc., Term Loan, 9.33%, (3 mo. USD Term SOFR + 5.00%), 4/11/29		1,838	1,725,247
Stepstone Group Midco 2 GmbH, Term Loan, 8.608% - 8.651%, (3 mo. USD Term SOFR + 4.50%), 12/19/31		750	736,875
Techem Verwaltungsgesellschaft 675 GmbH, Term Loan, 5.638%, (3 mo. EURIBOR + 3.50%), 7/15/29	EUR	1,525	1,742,756
Tempo Acquisition LLC, Term Loan, 6.077%, (1 mo. USD Term SOFR + 1.75%), 8/31/28		1,308	1,303,894
Borrower/Description	Principal Amount* (000's omitted)		Value
Professional Services (continued)
Teneo Holdings LLC, Term Loan, 9.077%, (1 mo. USD Term SOFR + 4.75%), 3/13/31		1,214	$ 1,224,620
Vaco Holdings LLC, Term Loan, 9.449%, (3 mo. USD Term SOFR + 5.00%), 1/21/29		1,224	1,101,122
			$ 27,927,546
Real Estate Management & Development — 0.4%
Greystar Real Estate Partners LLC, Term Loan, 7.079%, (1 mo. USD Term SOFR + 2.75%), 8/21/30		1,334	$ 1,333,551
			$ 1,333,551
Road & Rail — 1.4%
First Student Bidco, Inc.:
Term Loan, 6.799%, (3 mo. USD Term SOFR + 2.50%), 7/21/28		1,360	$ 1,362,542
Term Loan, 6.799%, (3 mo. USD Term SOFR + 2.50%), 7/21/28		416	416,711
Hertz Corp., Term Loan, 8.033%, (3 mo. USD Term SOFR + 3.75%), 6/30/28		716	590,652
Kenan Advantage Group, Inc., Term Loan, 7.577%, (1 mo. USD Term SOFR + 3.25%), 1/25/29		2,545	2,511,442
			$ 4,881,347
Semiconductors & Semiconductor Equipment — 0.2%
Altar Bidco, Inc., Term Loan - Second Lien, 9.747%, (12 mo. USD Term SOFR + 5.60%), 2/1/30		475	$ 448,875
Bright Bidco BV, Term Loan, 0.00%, 10/31/27(8)		479	188,785
			$ 637,660
Software — 19.9%
Applied Systems, Inc., Term Loan, 6.799%, (3 mo. USD Term SOFR + 2.50%), 2/24/31		640	$ 643,419
Astra Acquisition Corp.:
Term Loan, 0.00%, 10/25/28(8)		747	16,800
Term Loan, 0.00%, 10/25/29(8)		1,115	30,671
Term Loan, 11.049%, (3 mo. USD Term SOFR + 6.75%), 2/25/28		533	303,739
Boost Newco Borrower LLC, Term Loan, 6.299%, (3 mo. USD Term SOFR + 2.00%), 1/31/31		3,017	3,026,399
Boxer Parent Co., Inc.:
Term Loan, 5.511%, (3 mo. EURIBOR + 3.50%), 7/30/31	EUR	286	326,578
Term Loan, 7.333%, (3 mo. USD Term SOFR + 3.00%), 7/30/31		3,917	3,894,224
Central Parent, Inc., Term Loan, 7.549%, (3 mo. USD Term SOFR + 3.25%), 7/6/29		2,074	1,851,255

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Software (continued)
Cloud Software Group, Inc., Term Loan, 7.799%, (3 mo. USD Term SOFR + 3.50%), 3/29/29	3,298	$ 3,294,306
Cloudera, Inc.:
Term Loan, 8.177%, (1 mo. USD Term SOFR + 3.75%), 10/8/28	3,358	3,338,516
Term Loan - Second Lien, 10.427%, (1 mo. USD Term SOFR + 6.00%), 10/8/29	650	613,437
Clover Holdings SPV III LLC, Term Loan, 15.00%, 12/9/27(10)	216	215,026
Constant Contact, Inc., Term Loan, 8.518%, (3 mo. USD Term SOFR + 4.00%), 2/10/28	793	746,569
Cornerstone OnDemand, Inc., Term Loan, 8.191%, (1 mo. USD Term SOFR + 3.75%), 10/16/28	1,140	1,053,556
Dragon Buyer, Inc., Term Loan, 7.299%, (3 mo. USD Term SOFR + 3.00%), 9/30/31	1,322	1,327,747
Drake Software LLC, Term Loan, 8.549%, (3 mo. USD Term SOFR + 4.25%), 6/26/31	1,915	1,893,758
E2open LLC, Term Loan, 7.941%, (1 mo. USD Term SOFR + 3.50%), 2/4/28	1,926	1,935,571
ECI Macola Max Holding LLC, Term Loan, 7.549%, (3 mo. USD Term SOFR + 3.25%), 5/9/30	1,514	1,518,967
Ellucian Holdings, Inc., Term Loan, 7.327%, (1 mo. USD Term SOFR + 3.00%), 10/9/29	3,335	3,343,465
Epicor Software Corp., Term Loan, 7.077%, (1 mo. USD Term SOFR + 2.75%), 5/30/31	4,188	4,202,372
Fiserv Investment Solutions, Inc., Term Loan, 8.322%, (3 mo. USD Term SOFR + 4.00%), 2/18/27	1,451	1,435,658
GoTo Group, Inc.:
Term Loan, 9.175%, (1 mo. USD Term SOFR + 4.75%), 4/28/28	1,056	930,209
Term Loan - Second Lien, 9.175%, (1 mo. USD Term SOFR + 4.75%), 4/28/28	663	247,432
IQN Holding Corp.:
Term Loan, 7.299%, (3 mo. USD Term SOFR + 3.00%), 7/16/31	1,172	1,171,828
Term Loan - Second Lien, 9.549%, (3 mo. USD Term SOFR + 5.25%), 7/16/32	350	349,853
Ivanti Software, Inc.:
Term Loan, 9.058%, (3 mo. USD Term SOFR + 4.75%), 6/1/29	609	515,335
Term Loan, 10.016%, (3 mo. USD Term SOFR + 5.75%), 6/1/29	100	101,750
Marcel LUX IV SARL, Term Loan, 7.79%, (1 mo. USD Term SOFR + 3.50%), 11/12/30	1,290	1,296,726
McAfee LLC, Term Loan, 7.329%, (1 mo. USD Term SOFR + 3.00%), 3/1/29	2,444	2,359,056
OceanKey (U.S.) II Corp., Term Loan, 7.927%, (1 mo. USD Term SOFR + 3.50%), 12/15/28	1,456	1,456,122
Open Text Corp., Term Loan, 6.077%, (1 mo. USD Term SOFR + 1.75%), 1/31/30	1,285	1,286,485
Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
Proofpoint, Inc., Term Loan, 7.327%, (1 mo. USD Term SOFR + 3.00%), 8/31/28		2,903	$ 2,905,802
Quartz Acquireco LLC, Term Loan, 6.549%, (3 mo. USD Term SOFR + 2.25%), 6/28/30		1,481	1,483,997
Quest Software U.S. Holdings, Inc., Term Loan, 8.68%, (3 mo. USD Term SOFR + 4.25%), 2/1/29		1,739	1,017,451
RealPage, Inc., Term Loan, 8.049%, (3 mo. USD Term SOFR + 3.75%), 4/24/28		400	400,718
Redstone Holdco 2 LP, Term Loan, 9.291%, (3 mo. USD Term SOFR + 4.75%), 4/27/28		1,498	865,242
Sabre GLBL, Inc.:
Term Loan, 7.941%, (1 mo. USD Term SOFR + 3.50%), 12/17/27		223	217,712
Term Loan, 7.941%, (1 mo. USD Term SOFR + 3.50%), 12/17/27		390	381,615
Term Loan, 8.677%, (1 mo. USD Term SOFR + 4.25%), 6/30/28		147	144,781
Term Loan, 10.427%, (1 mo. USD Term SOFR + 6.00%), 11/15/29		2,070	2,059,204
Term Loan, 10.427%, (1 mo. USD Term SOFR + 6.00%), 11/15/29		543	517,062
SkillSoft Corp., Term Loan, 9.693%, (1 mo. USD Term SOFR + 5.25%), 7/14/28		1,468	1,308,573
SolarWinds Holdings, Inc., Term Loan, 8.261%, (3 mo. USD Term SOFR + 4.00%), 4/16/32		1,975	1,949,088
UKG, Inc., Term Loan, 7.329%, (1 mo. USD Term SOFR + 3.00%), 2/10/31		5,228	5,243,531
Veritas U.S., Inc., Term Loan, 16.799%, (3 mo. USD Term SOFR + 12.50%), 12/9/29		654	654,596
Vision Solutions, Inc., Term Loan, 8.541%, (3 mo. USD Term SOFR + 4.00%), 4/24/28		4,131	3,884,483
			$ 67,760,684
Specialty Retail — 4.0%
Apro LLC, Term Loan, 8.049%, (3 mo. USD Term SOFR + 3.75%), 7/9/31		572	$ 570,695
Boels Topholding BV, Term Loan, 4.864%, (1 mo. EURIBOR + 2.75%), 5/23/31	EUR	517	589,953
Great Outdoors Group LLC, Term Loan, 7.577%, (1 mo. USD Term SOFR + 3.25%), 1/23/32		2,826	2,808,330
Harbor Freight Tools USA, Inc., Term Loan, 6.577%, (1 mo. USD Term SOFR + 2.25%), 6/11/31		2,184	2,114,632
Homeserve USA Holding Corp., Term Loan, 6.573%, (1 mo. USD Term SOFR + 2.25%), 10/21/30		916	914,894
Hoya Midco LLC, Term Loan, 6.53%, (3 mo. USD Term SOFR + 2.25%), 2/3/29		963	917,960
Les Schwab Tire Centers, Term Loan, 6.827% - 6.833%, (1 mo. USD Term SOFR + 2.50%, 3 mo. USD Term SOFR + 2.50%), 4/23/31		2,257	2,245,371

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Specialty Retail (continued)
LIDS Holdings, Inc., Term Loan, 9.945%, (3 mo. USD Term SOFR + 5.50%), 12/14/26		108	$ 107,169
PetSmart, Inc., Term Loan, 8.177%, (1 mo. USD Term SOFR + 3.75%), 2/11/28		1,713	1,709,773
Speedster Bidco GmbH:
Term Loan, 6.129%, (6 mo. EURIBOR + 3.75%), 12/10/31	EUR	825	944,357
Term Loan, 7.549%, (3 mo. USD Term SOFR + 3.25%), 12/10/31		800	802,168
			$ 13,725,302
Trading Companies & Distributors — 4.8%
CD&R Hydra Buyer, Inc., Term Loan, 8.427%, (1 mo. USD Term SOFR + 4.00%), 3/25/31		965	$ 945,742
Core & Main LP, Term Loan, 6.27%, (6 mo. USD Term SOFR + 2.00%), 2/9/31		370	371,099
DXP Enterprises, Inc., Term Loan, 8.077%, (1 mo. USD Term SOFR + 3.75%), 10/11/30		690	693,521
Foundation Building Materials Holding Co. LLC, Term Loan, 8.28% - 8.327%, (1 mo. USD Term SOFR + 4.00%, 3 mo. USD Term SOFR + 4.00%), 1/29/31		1,213	1,142,677
Herc Holdings, Inc., Term Loan, 6/2/32(9)		350	351,895
Kodiak Building Partners, Inc., Term Loan, 8.035% - 8.039%, (3 mo. USD Term SOFR + 3.75%), 12/4/31		500	477,055
Paint Intermediate III LLC, Term Loan, 7.299%, (3 mo. USD Term SOFR + 3.00%), 10/9/31		475	476,188
Park River Holdings, Inc., Term Loan, 12/28/27(9)		1,800	1,737,612
Patagonia Bidco Ltd., Term Loan, 9.709%, (3 mo. GBP SONIA + 5.25%), 11/1/28	GBP	1,350	1,604,371
Quimper AB, Term Loan, 6.078%, (3 mo. EURIBOR + 3.75%), 3/29/30	EUR	350	400,046
Spin Holdco, Inc., Term Loan, 8.562%, (3 mo. USD Term SOFR + 4.00%), 3/4/28		4,488	3,862,014
White Cap Buyer LLC, Term Loan, 7.577%, (1 mo. USD Term SOFR + 3.25%), 10/19/29		3,276	3,249,724
Windsor Holdings III LLC, Term Loan, 7.075%, (1 mo. USD Term SOFR + 2.75%), 8/1/30		1,158	1,156,152
			$ 16,468,096
Transportation Infrastructure — 0.3%
Brown Group Holding LLC, Term Loan, 6.78% - 6.833%, (1 mo. USD Term SOFR + 2.50%, 3 mo. USD Term SOFR + 2.50%), 7/1/31		596	$ 594,377
KKR Apple Bidco LLC, Term Loan, 6.827%, (1 mo. USD Term SOFR + 2.50%), 9/23/31		495	492,981
			$ 1,087,358
Borrower/Description	Principal Amount* (000's omitted)	Value
Wireless Telecommunication Services — 0.5%
Digicel International Finance Ltd., Term Loan, 11.78%, (3 mo. USD Term SOFR + 7.50%), 9.53% cash, 2.25% PIK, 5/25/27	1,849	$ 1,847,492
		$ 1,847,492
Total Senior Floating-Rate Loans (identified cost $508,068,646)		$ 491,733,193

Warrants — 0.0%
Security	Shares	Value
Health Care — 0.0%
Cano Health, Inc., Exp. 6/28/29(3)(4)	3,412	$ 0
Total Warrants (identified cost $0)		$ 0

Short-Term Investments — 0.6%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.22%(11)	2,184,349	$ 2,184,349
Total Short-Term Investments (identified cost $2,184,349)		$ 2,184,349
Total Investments — 159.7% (identified cost $561,017,205)		$ 543,673,122
Less Unfunded Loan Commitments — (0.3)%		$ (1,091,112)
Net Investments — 159.4% (identified cost $559,926,093)		$ 542,582,010
Notes Payable — (35.0)%		$(119,000,000)
Variable Rate Term Preferred Shares, at Liquidation Value — (23.5)%		$ (80,000,000)
Other Assets, Less Liabilities — (0.9)%		$ (3,190,187)
Net Assets Applicable to Common Shares — 100.0%		$ 340,391,823
The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.
†	Amount is less than 0.05% or (0.05)%, as applicable.
*	In U.S. dollars unless otherwise indicated.

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Portfolio of Investments — continued

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At May 31, 2025, the aggregate value of these securities is $40,069,614 or 11.8% of the Trust's net assets applicable to common shares.
(2)	Variable rate security. The stated interest rate represents the rate in effect at May 31, 2025.
(3)	Security is valued using significant unobservable inputs and is categorized as Level 3 in the fair value hierarchy.
(4)	Non-income producing security.
(5)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(6)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(7)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the reference rate and spread for the funded portion, if any. At May 31, 2025, the total value of unfunded loan commitments is $1,031,649. See Note 1F for description.
(8)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy and is non-income producing. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(9)	This Senior Loan will settle after May 31, 2025, at which time the interest rate will be determined.
(10)	Fixed-rate loan.
(11)	May be deemed to be an affiliated investment company (see Note 9). The rate shown is the annualized seven-day yield as of May 31, 2025.

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	10,265,574	EUR	9,015,019	Standard Chartered Bank	6/3/25	$29,469	$ —
GBP	225,000	USD	302,231	State Street Bank and Trust Company	6/30/25	961	—
USD	2,696,238	EUR	2,485,501	Bank of America, N.A.	6/30/25	—	(130,815)
USD	2,456,356	EUR	2,263,490	State Street Bank and Trust Company	6/30/25	—	(118,178)
USD	2,455,836	EUR	2,263,490	State Street Bank and Trust Company	6/30/25	—	(118,698)
USD	10,253,231	EUR	9,015,019	Standard Chartered Bank	7/2/25	—	(1,967)
USD	1,182,690	EUR	1,041,080	State Street Bank and Trust Company	8/29/25	—	(6,230)
USD	2,944,156	EUR	2,591,133	State Street Bank and Trust Company	8/29/25	—	(14,935)
USD	3,461,777	EUR	3,046,228	State Street Bank and Trust Company	8/29/25	—	(17,036)
USD	1,965,903	GBP	1,459,272	Standard Chartered Bank	8/29/25	—	(1,025)
						$30,430	$(408,884)

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Portfolio of Investments — continued

Abbreviations:
EURIBOR	– Euro Interbank Offered Rate
OTC	– Over-the-counter
PCL	– Public Company Limited
PIK	– Payment In Kind
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Interbank Average
Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– United States Dollar

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Statement of Assets and Liabilities

May 31, 2025
Assets
Unaffiliated investments, at value (identified cost $557,741,744)	$540,397,660
Affiliated investments, at value (identified cost $2,184,349)	2,184,349
Cash	2,149,883
Deposits for derivatives collateral — forward foreign currency exchange contracts	670,000
Foreign currency, at value (identified cost $972,555)	972,661
Interest receivable	3,922,320
Dividends receivable from affiliated investments	10,747
Receivable for investments sold	6,467,772
Receivable for open forward foreign currency exchange contracts	30,430
Trustees' deferred compensation plan	163,464
Prepaid upfront fees on notes payable	73,866
Prepaid expenses	3,951
Total assets	$557,047,103
Liabilities
Notes payable	$119,000,000
Variable rate term preferred shares, at liquidation value	80,000,000
Payable for investments purchased	14,889,770
Payable for open forward foreign currency exchange contracts	408,884
Payable to affiliates:
Investment adviser fee	341,562
Trustees' fees	5,844
Trustees' deferred compensation plan	163,464
Interest expense and fees payable	1,410,376
Accrued expenses	435,380
Total liabilities	$216,655,280
Commitments and contingencies (see Note 13)
Net assets applicable to common shares	$340,391,823
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$265,781
Additional paid-in capital	434,966,091
Accumulated loss	(94,840,049)
Net assets applicable to common shares	$340,391,823
Common Shares Issued and Outstanding	26,578,058
Net Asset Value Per Common Share
Net assets ÷ common shares issued and outstanding	$12.81

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Statement of Operations

Year Ended
May 31, 2025
Investment Income
Dividend income	$6,489
Dividend income from affiliated investments	330,956
Interest income	48,626,438
Other income	619,717
Total investment income	$49,583,600
Expenses
Investment adviser fee	$4,050,370
Trustees’ fees and expenses	40,219
Custodian fee	176,512
Transfer and dividend disbursing agent fees	18,095
Legal and accounting services	340,559
Printing and postage	47,624
Interest expense and fees	12,823,616
Miscellaneous	114,303
Total expenses	$17,611,298
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$10,051
Total expense reductions	$10,051
Net expenses	$17,601,247
Net investment income	$31,982,353
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$(4,482,059)
Foreign currency transactions	37,633
Forward foreign currency exchange contracts	(649,280)
Net realized loss	$(5,093,706)
Change in unrealized appreciation (depreciation):
Investments	$(6,984,339)
Foreign currency	(62,301)
Forward foreign currency exchange contracts	(210,115)
Net change in unrealized appreciation (depreciation)	$(7,256,755)
Net realized and unrealized loss	$(12,350,461)
Net increase in net assets from operations	$19,631,892

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Statements of Changes in Net Assets

	Year Ended May 31,
	2025	2024
Increase (Decrease) in Net Assets
From operations:
Net investment income	$31,982,353	$38,208,500
Net realized loss	(5,093,706)	(20,653,829)
Net change in unrealized appreciation (depreciation)	(7,256,755)	37,761,101
Net increase in net assets from operations	$19,631,892	$55,315,772
Distributions to common shareholders	$(33,165,965)	$(39,136,432)
Capital share transactions:
Proceeds from shelf offering, net of offering costs (see Note 6)	$4,142,163	$—
Reinvestment of distributions to common shareholders	794,595	350,598
Cost of shares repurchased in tender offer (see Note 6)	—	(37,098,140)
Net increase (decrease) in net assets from capital share transactions	$4,936,758	$(36,747,542)
Net decrease in net assets	$(8,597,315)	$(20,568,202)
Net Assets Applicable to Common Shares
At beginning of year	$348,989,138	$369,557,340
At end of year	$340,391,823	$348,989,138

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Statement of Cash Flows

Year Ended
May 31, 2025
Cash Flows From Operating Activities
Net increase in net assets from operations	$19,631,892
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(139,987,579)
Investments sold and principal repayments	123,926,540
Decrease in short-term investments, net	642,923
Net amortization/accretion of premium (discount)	(2,491,702)
Amortization of prepaid upfront fees on notes payable	87,874
Decrease in interest receivable	232,016
Decrease in dividends receivable from affiliated investments	24,773
Decrease in receivable from the transfer agent	128,325
Increase in Trustees’ deferred compensation plan	(6,136)
Decrease in prepaid expenses	5,284
Decrease in cash collateral due to broker	(10,000)
Decrease in payable to affiliates for investment adviser	(3,131)
Increase in payable to affiliates for Trustees' fees	5,844
Decrease in interest expense and fees payable	(239,354)
Increase in payable to affiliates for Trustees' deferred compensation plan	6,136
Increase in accrued expenses	86,767
Increase in unfunded loan commitments	910,807
Net change in unrealized (appreciation) depreciation from investments	6,984,339
Net change in unrealized (appreciation) depreciation from forward foreign currency exchange contracts (OTC)	210,115
Net realized loss from investments	4,482,059
Net cash provided by operating activities	$14,627,792
Cash Flows From Financing Activities
Cash distributions paid to common shareholders	$(32,371,370)
Proceeds from shelf offering, net of offering costs (see Note 6)	4,142,163
Proceeds from notes payable	33,000,000
Repayments of notes payable	(26,000,000)
Payment of upfront fees on notes payable	(80,000)
Net cash used in financing activities	$(21,309,207)
Net decrease in cash and restricted cash*	$(6,681,415)
Cash and restricted cash at beginning of year (including foreign currency)	$10,473,959
Cash and restricted cash at end of year (including foreign currency)	$3,792,544
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$794,595
Cash paid for interest and fees on borrowings	13,055,097
*	Includes net change in unrealized (appreciation) depreciation on foreign currency of $(832).
The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

May 31, 2025
Cash	$2,149,883
Deposits for derivatives collateral — forward foreign currency exchange contracts	670,000
Foreign currency	972,661
Total cash and restricted cash as shown on the Statement of Cash Flows	$3,792,544

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Financial Highlights

Selected data for a common share outstanding during the periods stated
	Year Ended May 31,
	2025	2024	2023	2022	2021
Net asset value — Beginning of year (Common shares)	$13.32	$12.70	$13.24	$14.56	$13.03
Income (Loss) From Operations
Net investment income(1)	$1.21	$1.40	$1.15	$0.71	$0.72
Net realized and unrealized gain (loss)	(0.47)	0.62	(0.64)	(1.16)	1.54
Total income (loss) from operations	$0.74	$2.02	$0.51	$(0.45)	$2.26
Less Distributions to Common Shareholders
From net investment income	$(1.25)	$(1.43)	$(1.05)	$(0.80)	$(0.73)
Tax return of capital	—	—	—	(0.13)	—
Total distributions to common shareholders	$(1.25)	$(1.43)	$(1.05)	$(0.93)	$(0.73)
Premium from common shares sold through shelf offering (see Note 6)(1)	$0.00(2)	$—	$—	$0.01	$—
Discount on tender offer (see Note 6)(1)	$—	$0.03	$—	$0.05	$—
Net asset value — End of year (Common shares)	$12.81	$13.32	$12.70	$13.24	$14.56
Market value — End of year (Common shares)	$12.27	$13.38	$11.24	$12.28	$14.28
Total Investment Return on Net Asset Value(3)	5.96%	17.42%	4.87%	(2.81)%	18.25%
Total Investment Return on Market Value(3)	1.04%	33.26%	0.14%	(8.10)%	34.36%

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Financial Highlights — continued

Selected data for a common share outstanding during the periods stated
	Year Ended May 31,
	2025	2024	2023	2022	2021
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000’s omitted)	$340,392	$348,989	$369,557	$385,295	$580,590
Ratios (as a percentage of average daily net assets applicable to common shares):†
Expenses excluding interest and fees	1.38%(4)	1.39%(4)	1.32%(4)	1.25%	1.33%
Interest and fee expense(5)	3.71%	3.87%	2.89%	0.92%	0.91%
Total expenses	5.09%(4)	5.26%(4)	4.21%(4)	2.17%	2.24%
Net expenses	5.09%(4)	5.26%(4)	4.21%(4)	2.17%	2.24%
Net investment income	9.25%	10.57%	8.98%	4.91%	5.08%
Portfolio Turnover	23%	29%	16%	53%	32%
Senior Securities:
Total notes payable outstanding (in 000’s)	$119,000	$112,000	$118,000	$147,000	$250,000
Asset coverage per $1,000 of notes payable(6)	$4,533	$4,830	$4,810	$4,165	$3,642
Total preferred shares outstanding	800	800	800	800	800
Asset coverage per preferred share(7)	$271,051	$281,765	$286,645	$269,734	$275,936
Involuntary liquidation preference per preferred share(8)	$100,000	$100,000	$100,000	$100,000	$100,000
Approximate market value per preferred share(8)	$100,000	$100,000	$100,000	$100,000	$100,000
(1)	Computed using average common shares outstanding.
(2)	Amount is less than $0.005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Trust’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended May 31, 2025, 2024 and 2023).
(5)	Interest and fee expense relates to variable rate term preferred shares (see Note 2) and the notes payable (see Note 8).
(6)	Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.
(7)	Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 271%, 282%, 287%, 270% and 276% at May 31, 2025, 2024, 2023, 2022 and 2021, respectively.
(8)	Plus accumulated and unpaid dividends.
†	Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below.
	Year Ended May 31,
	2025	2024	2023	2022	2021
Expenses excluding interest and fees	0.89%	0.90%	0.85%	0.84%	0.85%
Interest and fee expense	2.37%	2.50%	1.85%	0.62%	0.58%
Total expenses	3.26%	3.40%	2.70%	1.46%	1.43%
Net investment income	5.92%	6.82%	5.75%	3.32%	3.25%

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Floating-Rate Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal of high current income.
The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Trust’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Notes to Financial Statements — continued

B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees in connection with investments in senior floating-rate loans may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned and included in Other income on the Statement of Operations. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes—The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of May 31, 2025, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Unfunded Loan Commitments—The Trust may enter into certain loan agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower's discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments. At May 31, 2025, the Trust had sufficient cash and/or securities to cover these commitments.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust's Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
I  Forward Foreign Currency Exchange Contracts—The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
J  Segment Reporting—During this reporting period, the Trust adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (ASU 2023-07), which requires incremental disclosures related to a public entity’s reportable segments. The Trust operates as a single reportable segment, an investment company whose investment objective(s) is included in Note 1. In connection with the adoption of ASU 2023-07, the Trust’s President acts as the Trust's Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Trust's single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Trust’s financial statements.
2  Variable Rate Term Preferred Shares
In 2012, the Trust issued 800 shares of a series of variable rate term preferred shares in a private offering and used the net proceeds from the issuance to enter into a series of transactions which resulted in a redemption and/or repurchase of its Auction Preferred Shares.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Notes to Financial Statements — continued

At November 30, 2024, the Trust had 800 shares of Series L-2 Variable Rate Term Preferred Shares (Series L-2 VRTP Shares) outstanding, with a liquidation preference of $100,000 per share, a par value of $0.01 per share and a mandatory redemption date of January 24, 2026. Effective July 8, 2024, the Trust's Board of Trustees approved an amendment to the Trust's amended and restated By-Laws to extend the mandatory redemption date of the Series L-2 VRTP Shares from January 24, 2025. The Series L-2 VRTP Shares are redeemable at the option of the Trust at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any business day and solely for the purpose of reducing the leverage of the Trust. The Series L-2 VRTP Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance or leverage ratio requirements with respect to the Series L-2 VRTP Shares. Six months prior to the mandatory redemption date, the Trust is required to segregate in a liquidity account with its custodian investments equal to 110% of the Series L-2 VRTP Shares' redemption price, and over the six-month period execute a series of liquidation transactions to assure sufficient liquidity to redeem the Series L-2 VRTP Shares. The holders of the Series L-2 VRTP Shares, voting as a class, are entitled to elect two Trustees of the Trust. If the dividends on the Series L-2 VRTP Shares remain unpaid in an amount equal to two full years' dividends, the holders of the Series L-2 VRTP Shares as a class have the right to elect a majority of the Board of Trustees.
From July 7, 2023 to July 8, 2024, dividends on the Series L-2 VRTP Shares were determined each day based on a spread of 2.30% to the three-month Secured Overnight Financing Rate (SOFR). In connection with the extension of the mandatory redemption date of the Series L-2 VRTP Shares to January 24, 2026, the Trust's Board of Trustees approved a change in the dividend rate to a spread of 2.55% to three-month SOFR based on the Series L-2 VRTP's current credit rating, which is provided by Moody's Investors Service.
For financial reporting purposes, the liquidation value of the Series L-2 VRTP Shares is presented as a liability on the Statement of Assets and Liabilities. Dividends accrued on Series L-2 VRTP Shares are treated as interest payments for financial reporting purposes and are included in interest expense and fees on the Statement of Operations. Unpaid dividends are included in interest expense and fees payable on the Statement of Assets and Liabilities.
The carrying amount of the Series L-2 VRTP Shares at May 31, 2025 represents its liquidation value, which approximates fair value. If measured at fair value, the Series L-2 VRTP Shares would have been considered as Level 2 in the fair value hierarchy (see Note 10) at May 31, 2025. The average liquidation preference of the Series L-2 VRTP Shares during the year ended May 31, 2025 was $80,000,000.
3  Distributions to Shareholders and Income Tax Information
The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding Series L-2 VRTP Shares. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains. Distributions to common shareholders are recorded on the ex-dividend date. Dividends on the Series L-2 VRTP Shares are accrued daily and payable quarterly. The dividend rate on the Series L-2 VRTP Shares at May 31, 2025 was 6.85%. The amount of dividends accrued and the average annual dividend rate of the Series L-2 VRTP Shares during the year ended May 31, 2025 were $5,879,123 and 7.45%, respectively.
Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared, including distributions on variable rate term preferred shares that are treated as interest expense for financial reporting purposes, for the years ended May 31, 2025 and May 31, 2024 was as follows:
	Year Ended May 31,
	2025	2024
Ordinary income	$39,045,088	$45,161,959
As of May 31, 2025, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 2,373,851
Deferred capital losses	(78,851,770)
Net unrealized depreciation	(18,362,130)
Accumulated loss	$(94,840,049)
At May 31, 2025, the Trust, for federal income tax purposes, had deferred capital losses of $78,851,770 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Notes to Financial Statements — continued

of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Trust’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at May 31, 2025, $3,418,493 are short-term and $75,433,277 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Trust at May 31, 2025, as determined on a federal income tax basis, were as follows:
Aggregate cost	$560,876,004
Gross unrealized appreciation	$5,287,797
Gross unrealized depreciation	(23,581,792)
Net unrealized depreciation	$(18,293,995)
4  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Trust. The investment adviser fee is computed at an annual rate of 0.75% of the Trust’s average daily gross assets and is payable monthly. Gross assets, as defined in the Trust’s investment advisory agreement, means total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objectives and policies, and/or (iv) any other means. Accrued expenses includes other liabilities other than indebtedness attributable to leverage. For the year ended May 31, 2025, the Trust’s investment adviser fee amounted to $4,050,370.
The Trust may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Trust is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Trust due to its investment in the Liquidity Fund. For the year ended May 31, 2025, the investment adviser fee paid was reduced by $10,051 relating to the Trust’s investment in the Liquidity Fund. EVM also serves as administrator of the Trust, but receives no compensation.
Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Trust are officers of EVM.
5  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $135,490,542 and $122,898,419, respectively, for the year ended May 31, 2025.
6  Common Shares of Beneficial Interest and Shelf Offering
The Trust may issue common shares pursuant to its dividend reinvestment plan. Common shares issued by the Trust pursuant to its dividend reinvestment plan were 60,381 and 26,320 for the years ended May 31, 2025 and May 31, 2024, respectively.
On May 12, 2021, the Trust announced that it will conduct cash tender offers in the fourth quarter of each of 2022, 2023 and 2024 (each, a “Conditional Tender Offer”) for up to 10% of the Trust’s then-outstanding common shares if, from January to August of the relevant year, the Trust’s shares trade at an average daily discount to NAV of more than 10%, based upon the Trust’s volume-weighted average market price and NAV on each business day during the period. If triggered, common shares tendered and accepted in a Conditional Tender Offer would be repurchased at a price per share equal to 98% of the Trust’s NAV as of the close of regular trading on the New York Stock Exchange on the date such Conditional Tender Offer expires.
On September 26, 2023, the Trust commenced a cash tender offer for up to 5,903,838 of its outstanding common shares. The tender offer expired at 5:00 P.M. Eastern Time on October 25, 2023. The number of shares properly tendered was 2,909,042. The purchase price of the properly tendered shares was equal to $12.7527 per share for an aggregate purchase price of $37,098,140. The condition to trigger a tender offer by the Trust in the fourth quarter of 2022 and 2024 was not met.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Notes to Financial Statements — continued

Pursuant to a registration statement filed with the SEC, the Trust is authorized to issue up to an additional 4,741,359 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share. During the year ended May 31, 2025, the Trust sold 309,984 common shares and received proceeds (net of offering costs) of $4,142,163 through its shelf offering. The net proceeds in excess of the net asset value of the shares sold were $49,489 for the year ended May 31, 2025. Offering costs (other than the applicable sales commissions) incurred in connection with the shelf offering were borne directly by EVM. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, is the distributor of the Trust’s shares and is entitled to receive a sales commission from the Trust of 1.00% of the gross sales price per share, a portion of which is re-allowed to sales agents. The Trust was informed that the sales commissions retained by EVD during the year ended May 31, 2025 was $8,368. There were no shares sold by the Trust pursuant to its shelf offering for the year ended May 31, 2024.
In November 2013, the Board of Trustees initially approved a share repurchase program for the Trust. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Trust is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the years ended May 31, 2025 and May 31, 2024.
7  Financial Instruments
The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at May 31, 2025 is included in the Portfolio of Investments. At May 31, 2025, the Trust had sufficient cash and/or securities to cover commitments under these contracts.
The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts.
The Trust enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a liability position. At May 31, 2025, the fair value of derivatives with credit-related contingent features in a net liability position was $408,884. At May 31, 2025, The aggregate fair value of assets pledged as collateral by the Trust for such liability was $670,000 at May 31, 2025.
The over-the-counter (OTC) derivatives in which the Trust invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Trust of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Trust, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Trust as collateral, if any, are identified as such in the Portfolio of Investments.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at May 31, 2025 was as follows:
	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)
Forward foreign currency exchange contracts	$30,430	$(408,884)
(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.
(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.
The Trust’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Trust’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Trust for such assets and pledged by the Trust for such liabilities as of May 31, 2025.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received
Standard Chartered Bank	$29,469	$(2,992)	$ —	$ —	$26,477	$ —
State Street Bank and Trust Company	961	(961)	—	—	—	—
	$30,430	$(3,953)	$—	$—	$26,477	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged
Bank of America, N.A.	$(130,815)	$ —	$ —	$130,000	$(815)	$130,000
Standard Chartered Bank	(2,992)	2,992	—	—	—	—
State Street Bank and Trust Company	(275,077)	961	—	274,116	—	540,000
	$(408,884)	$3,953	$ —	$404,116	$(815)	$670,000
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended May 31, 2025 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Forward foreign currency exchange contracts	$(649,280)	$(210,115)
(1)	Statement of Operations location: Net realized gain (loss): Forward foreign currency exchange contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation): Forward foreign currency exchange contracts.
The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended May 31, 2025, which is indicative of the volume of this derivative type, was approximately $38,634,000.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Notes to Financial Statements — continued

8  Revolving Credit and Security Agreement
The Trust has entered into a Credit Agreement, as amended, (the Agreement) with a bank to borrow up to a limit of $160 million ($175 million prior to May 1, 2025) pursuant to a revolving line of credit. Borrowings under the Agreement are secured by the assets of the Trust. Interest is generally charged at a rate above the Secured Overnight Financing Rate (SOFR) and is payable monthly. Under the terms of the Agreement, in effect through April 30, 2026, the Trust pays a facility fee of 0.15% on the borrowing limit. In connection with the renewal of the Agreement on May 1, 2025, the Trust also paid upfront fees of $80,000, which are being amortized to interest expense through April 30, 2026. The unamortized balance at May 31, 2025 is approximately $74,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. The Trust is required to maintain certain net asset levels during the term of the Agreement. At May 31, 2025, the Trust had borrowings outstanding under the Agreement of $119,000,000 at an annual interest rate of 5.32%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at May 31, 2025 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 10) at May 31, 2025. For the year ended May 31, 2025, the average borrowings under the Agreement and the average annual interest rate (excluding fees) were $114,191,781 and 5.71%, respectively.
9  Affiliated Investments
At May 31, 2025, the value of the Trust's investment in funds that may be deemed to be affiliated was $2,184,349, which represents 0.6% of the Trust's net assets applicable to common shares. Transactions in such investments by the Trust for the year ended May 31, 2025 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$2,827,272	$150,639,077	$(151,282,000)	$ —	$ —	$2,184,349	$330,956	2,184,349
10  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At May 31, 2025, the hierarchy of inputs used in valuing the Trust's investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Asset-Backed Securities	$ —	$ 23,741,474	$ —	$ 23,741,474
Common Stocks	56,460	5,476,411	1,169,243	6,702,114
Corporate Bonds	—	18,981,235	—	18,981,235
Preferred Stocks	—	330,757	—	330,757
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	489,510,423	1,131,658	490,642,081
Warrants	—	—	0	0
Short-Term Investments	2,184,349	—	—	2,184,349
Total Investments	$2,240,809	$538,040,300	$2,300,901	$542,582,010

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Notes to Financial Statements — continued

Asset Description (continued)	Level 1	Level 2	Level 3*	Total
Forward Foreign Currency Exchange Contracts	$ —	$ 30,430	$ —	$ 30,430
Total	$2,240,809	$538,070,730	$2,300,901	$542,612,440
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (408,884)	$ —	$ (408,884)
Total	$ —	$ (408,884)	$ —	$ (408,884)
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended May 31, 2025 is not presented.
11  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country, and by acts of terrorism and war. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Trust may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Credit Risk
The Trust invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.
12  Commitments and Contingencies
In connection with the Serta Chapter 11 bankruptcy proceeding, on December 31, 2024, the U.S. Fifth Circuit Court of Appeals reversed a bankruptcy court’s ruling that held permissible an “uptier” agreement (the “2020 Agreement”) entered into by Serta with certain participating lenders, including the Trust. The 2020 Agreement had the effect of subordinating the existing debt of certain non-participating lenders to that of the participating lenders. The non-participating lenders brought claims for breach of contract, arguing that the participating lenders had breached an earlier agreement by entering into the 2020 Agreement. The appellate court found that the bankruptcy court had erred in determining that the 2020 Agreement was permitted by the terms of the earlier agreement and remanded the breach of contract claims for further consideration by the bankruptcy court. The appellate court further held that indemnification of the participating lenders in the 2020 Agreement was impermissible under the U.S. Bankruptcy Code.
A request by the Trust and the other participating lenders for a rehearing of this matter before the Fifth Circuit en banc was denied. The matter has been remanded to the bankruptcy court to determine whether the participating lenders are liable for the breach of contract claims. A trial is scheduled to begin in February 2026. At this time, the Trust cannot reliably predict the outcome of these proceedings or the effect, if any, on the Trust's net asset value.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Notes to Financial Statements — continued

13  Additional Information
On August 27, 2020, the Trust's Board of Trustees (the “Board”) received a shareholder demand letter from counsel to Saba Capital Master Fund, Ltd., a hedge fund (“Saba”). Saba also filed claims against the Trust in a lawsuit in Suffolk County Superior Court in Massachusetts asserting breach of contract and fiduciary duty by the Trust and certain of its affiliates, the Trust’s adviser, and the Board, following the implementation by the Trust of a by-law amendment that requires trustee nominees in contested elections to obtain affirmative votes of a majority of eligible shares in order to be elected. With respect to the Trust, Saba sought rescission of this by-law provision and certain related relief. On March 31, 2021, the court allowed in part and denied in part a motion to dismiss Saba’s claims. On January 23, 2023, in ruling on the parties’ cross-motions for partial summary judgment, the court dismissed Saba’s claims for breach of fiduciary duty against the Board. Following a bench trial that took place September 9-17, 2024, the court ruled in the Trust's favor on October 21, 2024 on Saba's remaining claims, finding that the majority voting standard by-law did not violate the 1940 Act or breach the Trusts declaration of trust as Saba alleged. The trial court proceedings are now complete, as Saba has indicated it will not seek appeal of the court’s decision.
14  Subsequent Event
Effective July 14, 2025, the Trust’s Board of Trustees approved an amendment to the Trust’s amended and restated By-Laws to extend the mandatory redemption date of the Series L-2 VRTP Shares to January 25, 2027.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Floating-Rate Income Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Income Trust (the “Trust”), including the portfolio of investments, as of May 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of May 31, 2025, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of May 31, 2025, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
July 22, 2025
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2026 will show the tax status of all distributions paid to your account in calendar year 2025. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Annual Meeting of Shareholders (Unaudited)

The Trust held its Annual Meeting of Shareholders on March 12, 2025. The following actions were taken by the shareholders:
Proposal 1(a): The election of Mark R. Fetting and Marcus L. Smith as Class III Trustees of the Trust for a three-year term expiring in 2028.
The following votes were cast by the Trust’s common and VRTP shareholders, voting together as a single class:
	Number of Shares
Nominees for Trustee	For	Withheld
Mark R. Fetting	20,655,802	401,476
Marcus L. Smith	20,666,336	390,942
Proposal 1(b): The election of Valerie A. Mosley as a Class III Trustee of the Trust for a three-year term expiring in 2028.
The following votes were cast by the Trust’s VRTP shareholders, voting separately as a single class:
	Number of Shares
Nominee for Trustee	For	Withheld
Valerie A. Mosley	800	0

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by Equiniti Trust Company, LLC (“EQ”) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by EQ, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.
If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.
The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.
Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.
If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.
The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature	Date

Shareholder signature	Date
Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.
YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.
This authorization form, when signed, should be mailed to the following address:
Eaton Vance Floating-Rate Income Trust
c/o Equiniti Trust Company, LLC
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Management and Organization

Fund Management. The Board of Trustees of the Fund (the “Board”) is responsible for the overall management and supervision of the affairs of the Fund. The Board members and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 76th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the Securities and Exchange Commission, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Board member and officer is One Post Office Square, Boston, Massachusetts 02109. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, "MSIM" refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 123 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees
Alan C. Bowser 1962	Class II Trustee	Until 2027. 3 years. Since 2023.	Private investor. Formerly, Co-Head of the Americas Region, Chief Diversity Officer, Partner and a Member of the Operating Committee at Bridgewater Associates, an asset management firm (2011-2023). Formerly, Managing Director and Head of Investment Services at UBS Wealth Management Americas (2007-2010). Formerly, Managing Director and Head of Client Solutions, Citibank Private Bank (1999-2007).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Chairperson of the Board and Class III Trustee	Until 2028. 3 years. Chairperson of the Board since 2025 and Trustee since 2016.	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Class I Trustee	Until 2026. 3 years. Since 2014.	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman(1) 1952	Class II Trustee	Until 2027. 3 years. Since 2014.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
Valerie A. Mosley(1) 1960	Class III Trustee	Until 2028. 3 years. Since 2014.	Private investor. Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020), Groupon, Inc. (e-commerce provider) (2020-2022), and Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (2018-2024).
Keith Quinton 1958	Class II Trustee	Until 2027. 3 years. Since 2018.	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Marcus L. Smith 1966	Class III Trustee	Until 2028. 3 years. Since 2018.	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Nancy Wiser Stefani 1967	Class I Trustee	Until 2026. 3 years. Since 2022.	Private investor. Formerly, Executive Vice President and the Global Head of Operations and Treasurer of Wells Fargo Funds, at Wells Fargo Asset Management (2011-2021) and Chief Operating Officer and Chief Compliance Officer at LightBox Capital (hedge fund) (2008-2011).
Other Directorships. None.
Susan J. Sutherland 1957	Class II Trustee	Until 2027. 3 years. Since 2015.	Private investor. Director of Ascot Underwriting Limited (since 2023), a UK based subsidiary of Ascot Group Limited (insurance and reinsurance). Formerly, Director of Ascot Group Limited (2017-2025), Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Class I Trustee	Until 2026. 3 years. Since 2016.	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management `Classic' (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Laura T. Donovan 1976	Chief Compliance Officer	Since 2024	Vice President of EVM and BMR.
(1) Preferred shares Trustee.

Eaton Vance Funds
U.S. Customer Privacy Notice	March 2024

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account information and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No*
For our affiliates’ everyday business purposes — information about your creditworthiness	Yes	Yes*
For our affiliates to market to you	Yes	Yes*
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
U.S. Customer Privacy Notice — continued	March 2024

Who we are
Who is providing this notice?	Eaton Vance Management and our investment management affiliates (“Eaton Vance”) (see Affiliates definition below.)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. (See below for more on your rights under state law.)
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include registered investment advisers such as Eaton Vance Management, Eaton Vance Advisers International Ltd., Boston Management and Research, Calvert Research and Management, Parametric Portfolio Associates LLC, Atlanta Capital Management Company LLC, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Co.; registered broker-dealers such as Morgan Stanley Distributors Inc. and Eaton Vance Distributors, Inc. (together, the “Investment Management Affiliates”); and companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co. (the “Morgan Stanley Affiliates”).
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance does not jointly market.
Other important information

Eaton Vance Funds
U.S. Customer Privacy Notice — continued	March 2024

*PLEASE NOTE: Eaton Vance does not share your creditworthiness information or your transactions and experiences information with the Morgan Stanley Affiliates, nor does Eaton Vance enable the Morgan Stanley Affiliates to market to you. Your opt outs will prevent Eaton Vance from sharing your creditworthiness information with the Investment Management Affiliates and will prevent the Investment Management Affiliates from marketing their products to you.
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Potential Conflicts of Interest

As a diversified global financial services firm, Morgan Stanley, the parent company of the Fund’s investment adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund or Portfolio, if applicable, (collectively for the purposes of this section, “Fund” or “Funds”). Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses sponsored, managed, or advised by the investment adviser or one of its investment adviser affiliates, the “Affiliated Investment Accounts”) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley, the investment adviser and/or the investment adviser’s investment adviser affiliates may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests the investment adviser or its affiliates may have now or in the future. Conflicts of interest not described below may also exist. References to the investment adviser in this section include a Fund’s affiliated sub-adviser (if any) unless otherwise noted.
The discussions below with respect to actual, apparent and potential conflicts of interest may be applicable to or arise from the Affiliated Investment Accounts managed by the investment adviser’s investment adviser affiliates whether or not specifically identified.
Material Non-Public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or disposition opportunity including for an extended period of time. The investment adviser may also from time to time be subject to contractual “stand-still” obligations and/or confidentiality obligations that may restrict its ability to transact in certain investments on the Fund’s behalf. In addition, the investment adviser may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of the Fund, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with the investment adviser or its affiliates unrelated to that of the Fund. Furthermore, access to information held by certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley designed to manage potential conflicts of interest and regulatory restrictions, including, without limitation, joint transaction restrictions pursuant to the 1940 Act. Accordingly, the investment adviser’s ability to source investments from, or invest alongside, other business units within Morgan Stanley may be limited and there can be no assurance that the investment adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.
The investment adviser may restrict its investment decisions and activities on behalf of the Fund in various circumstances, including because of applicable regulatory requirements or information held by the investment adviser, the investment adviser affiliates of the investment adviser or Morgan Stanley. The investment adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, the Fund due to Morgan Stanley’s activities outside the Fund. Furthermore, Morgan Stanley could have an interest that is different from, and potentially adverse to, that of the Fund, which may impede the Fund from participating in certain opportunities. In instances where trading of an investment is restricted, the investment adviser may not be able to purchase or sell such investment on behalf of the Fund including for an extended period of time, resulting in the Fund’s inability to participate in certain desirable transactions. This inability to buy or sell an investment could have an adverse effect on the Fund’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted.
Morgan Stanley has established certain information barriers and other policies designed to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the investment adviser, in certain instances, will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley and, in such instances, will not manage the Fund with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its various businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Fund in a manner that may be adverse to the Fund, and will not have any obligation or other duty to share information with the investment adviser.
In other instances, Morgan Stanley personnel, including personnel of the investment adviser, will have access to information and personnel of its affiliates. For example, the investment adviser may, in certain instances, share information with its affiliates regarding due diligence of companies and other investment-related due diligence. The investment adviser may face conflicts of interest in determining whether to engage in the sharing of information with its affiliates. Information sharing may limit or restrict the ability of the investment adviser to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that the investment adviser may otherwise have purchased or sold for the Fund in the absence of the sharing of information).  Also, it may adversely affect the Fund's investments, ability to invest in, or divest from, a company or engage in transactions or otherwise disadvantage the Fund. In managing conflicts of interest that arise because of the foregoing, the investment adviser generally will be subject to fiduciary requirements. The investment adviser may also implement internal information barriers or ethical walls or other internal information sharing protocols, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the investment adviser will also apply

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Potential Conflicts of Interest — continued

internally within the investment adviser. As a result, the Fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been desirable and able to do so, which could adversely affect the Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the investment adviser, the investment adviser limits an activity or transaction for the Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.
Morgan Stanley and its personnel will not be under any obligation or other duty to share certain information with the investment adviser or personnel involved in decision-making for Affiliated Investment Accounts (including the Fund), as applicable, and the investment adviser may make investment decisions for the Fund that differ from those the investment adviser would have made if Morgan Stanley, or other parts, of the investment adviser had provided such information, and the Fund be disadvantaged as a result thereof. Additionally, different portfolio management teams within the investment adviser may make decisions based on information or take (or refrain from taking) actions with respect to Affiliated Investment Accounts they advise in a manner different than or adverse to the Fund.
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. An investment team may have obligations to Affiliated Investment Accounts managed by both the investment adviser and one or more of the investment adviser’s investment adviser affiliates. The Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser or its investment adviser affiliates. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts.
Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to the Fund. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within the Fund’s investment objectives.  The Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to the Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the Fund’s advantage. There can be no assurance that the Fund will have an opportunity to participate in certain opportunities that fall within their investment objectives. The interests of Morgan Stanley in an investment or a company may present certain conflicts of interest with respect to an investment by the Fund in the same investment or the Fund's participation in a transaction with such company.
To the extent the investment adviser utilizes quantitative models or risk management or optimization investment techniques, the decision on when to initiate a purchase or sale transaction may differ, and be done for different reasons, than the investment adviser or its affiliates may take for Affiliated Investment Accounts when not utilizing such techniques.  This could create conflicts of interest, and it is possible that one or more accounts managed by the investment adviser will achieve investment results that are substantially more or less favorable than those results achieved by the Fund.
To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser. Each client of the investment adviser that is subject to the allocation policies and procedures, including the Fund, is assigned an investment team and portfolio manager(s) by the investment adviser. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of the Fund.
It is possible that Morgan Stanley or an Affiliated Investment Account, including another Morgan Stanley Fund, will invest in or advise (in the case of Morgan Stanley) a company that is or becomes a competitor of a company of which the Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with the Fund.
In addition, certain investment professionals who are involved in the Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the investment adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Potential Conflicts of Interest — continued

addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with the Fund’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for the Fund.
It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in the Fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.
Different clients of the investment adviser and its affiliates, including the Fund, may invest in (1) different classes of securities of the same issuer (including, without limitation, different parts of an issuer's capital structure), depending on the respective clients’ investment objectives and policies and/or (2) the same class of securities of the same issuer while seeking different investment objectives or executing different investment strategies (such as long-term v. short-term investment horizons), and the investment adviser may face conflicts with respect to the interests involved. As a result, the investment adviser and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one / the same class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such (class of) securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the investment adviser and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by the investment adviser or its affiliates on behalf of one client can negatively impact securities held by another client. Alternatively, for example, if a client owns a security while seeking short-term capital appreciation that the investment adviser may vote proxies or engage with the issuer (as applicable) in pursuit of that goal – which could negatively impact clients who hold the same security but are seeking long-term capital appreciation. These conflicts also exist as between the investment adviser’s clients, including the Fund, and the Affiliated Investment Accounts managed by the investment adviser affiliates of the investment adviser.
In addition, in certain circumstances, the investment adviser restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
The investment adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, the Fund even though such other clients’ investment objectives may be similar to those of the Fund and the investment adviser may make decisions for the Fund that may be more beneficial to one type of shareholder than another.
The investment adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The investment adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, the investment adviser invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including the Fund. At times, the investment adviser may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given or action taken for any client.
From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including the Fund, but not in others, or that client accounts may have different amounts of holdings in certain securities or instruments. In addition, due to differences in the investment strategies or restrictions among client accounts, the investment adviser may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate the investment adviser based on the performance of the securities held by that account or pay a higher overall fee rate. The existence of such a performance based fee or higher fee rates may create additional conflicts of interest for the investment adviser in the allocation of management time, resources and investment opportunities. The investment adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.
In addition, at times an investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The investment adviser’s investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between the investment adviser’s clients, including the Fund, and the Affiliated Investment Accounts managed by the investment adviser affiliates of the investment adviser.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Potential Conflicts of Interest — continued

From time to time, the investment adviser or its affiliates may provide opportunities to Affiliated Investment Accounts (including potentially the Fund) or other clients to make investments in companies (such as in equity, debt or other securities issued by companies) or to engage in transactions involving companies (such as refinancing, restructuring or other transactions) in which certain Affiliated Investment Accounts (including potentially the Fund) or other clients have already invested. These investments can create conflicts of interest, including those associated with the assets of the Fund potentially providing value to, or otherwise supporting the investments of, other Affiliated Investment Accounts or other clients and potentially diluting or otherwise adversely affecting the Fund previously invested in the company.
Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share information with the investment adviser. The Morgan Stanley and affiliate trading desks may compete against the investment adviser trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts to pay more or receive less for a security than other Affiliated Investment Accounts.
Investments by Separate Investment Departments. For the investment adviser and certain of its investment adviser affiliates, the entities and individuals that provide investment-related services can differ by client, investment function, or business line (each, an “Investment Department” and collectively, the “Investment Departments”). Nonetheless, Investment Departments (with certain exceptions) can engage in discussions and share information and resources with another Investment Department (or a team within the other Investment Department) regarding investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. However, an investment team’s decisions as to the use of shared research and participation in discussions with another Investment Department could adversely impact a client. Certain investment teams within one Investment Department could make investment decisions and execute trades together with investment teams within other Investment Departments. Other investment teams make investment decisions and execute trades independently. This could cause the quality and price of execution, and the performance of investments and accounts, to vary. Internal policies and procedures set forth the guidelines under which securities and securities trades can be crossed, aggregated, and coordinated between accounts serviced by different Investment Departments. Internal policies and procedures take into consideration a variety of factors, including the primary market in which such security trades. If a security or securities trade is ineligible for crossing, aggregation, or other coordinated trading, then each Investment Department will execute such trades independently of the other.
Payments to Broker-Dealers and Other Financial Intermediaries. The investment adviser, Eaton Vance Distributors, Inc. (the “Distributor”) and/or their affiliates may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the investment adviser and the Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. For example, the investment adviser or the Distributor may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, granting the Distributor access to a Financial Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a Financial Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund’s advisory fee, some other agreed upon amount or other measures as determined from time to time by the investment adviser and/or the Distributor. The amount of these payments may be different for different Financial Intermediaries. In certain cases, payments to broker-dealers and other Financial Intermediaries may be shared by and among the investment adviser, the Distributor and their affiliates.
The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation.
The additional compensation received by a given Financial Intermediary from the investment adviser and/or the Distributor may vary from the additional compensation received by the Financial Intermediary in respect of an Affiliated Investment Account managed by an affiliate of the investment adviser or principally underwritten by an affiliate of the Distributor. In such circumstances, differences in the prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of one Affiliated Investment Account over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation).
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from and potentially adverse to that of the Fund. Furthermore, from time to time, the investment adviser or its affiliates may

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Potential Conflicts of Interest — continued

invest “seed” capital in a Fund, typically to enable such Fund to commence investment operations and/or achieve sufficient scale, as further described below. The investment adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of such Fund.
Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to the Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.
Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not the Fund’s interests.
Subject to the limitations of applicable law, the Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.
Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit the Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between the Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.
To the extent that Morgan Stanley advises companies in financial restructurings outside of, prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, the investment adviser’s flexibility in making investments in such restructurings on the Fund’s behalf, or participating on steering committees and other committees in connection with existing investments, may be limited.
Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis the Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.
To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which the Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the investment adviser) with the Fund, and any advisory fees payable will not be reduced thereby.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.
The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, the Fund may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Potential Conflicts of Interest — continued

In addition, in situations where the investment adviser is required to aggregate its positions with those of other Morgan Stanley business units for position limit calculations, the investment adviser may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where the investment adviser refrains from making an investment or refrains from taking certain actions related to the management of such investment due to, among other reasons, additional disclosure obligations, regulatory requirements, policies, and reputational risk, or the investment adviser may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.
Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which the Fund may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, the Fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the investment adviser or the Fund. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which the Fund has an investment may be adverse to the investment adviser’s or the Fund’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the investment adviser’s or the Fund’s best interests. Due to the restrictions of the 1940 Act, the Fund may be restricted from participating in certain transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent, including transactions that would otherwise be beneficial to the Fund.
Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and the Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Fund.
In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the investment adviser on the Fund’s behalf.
Principal Investments. There may be situations in which the Fund’s interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.
Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which the Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which the Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the Morgan Stanley Funds, investment vehicles and accounts (which may or may not include the Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Morgan Stanley Funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a Fund or offset advisory fees payable.
Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when the Fund invests in certain companies or other entities, other funds affiliated with the investment adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the investment adviser may invest in the companies or other entities in which the Fund has made an investment. Under such circumstances, the Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by the Fund are different from (or take priority over) those held by such other funds, the investment adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by the Fund.
Investments in Morgan Stanley Funds and Other Funds. To the extent permitted by applicable law, the Fund may invest in a fund affiliated with the investment adviser or its affiliates or a fund advised by the investment adviser or its affiliates. In connection with any such investments, an investing Fund, to the extent permitted by the 1940 Act, will pay all advisory, administrative and/or Rule 12b-1 fees applicable to the investment. Investments by a Fund in a fund affiliated with the investment adviser or its affiliates or a fund advised by the investment adviser or its affiliates present potential conflicts of interest, including potential incentives to invest in smaller or newer funds to increase asset levels or provide greater viability. The investment adviser voluntarily waives advisory fees of a Fund associated with investments by the Fund in a fund advised by the investment adviser or its affiliates which will reduce, but will not eliminate, these types of conflicts.

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Potential Conflicts of Interest — continued

The Affiliated Investment Accounts (including the Funds) may, individually or in the aggregate, own a substantial percentage of a Fund. Further, the Adviser, its affiliates, or another entity (i.e., a seed investor) may invest in the Funds at or near the establishment of such Funds, which may facilitate the Funds achieving a specified size or scale. The Adviser and/or its affiliates may make payments to an investor that contributes seed capital to a Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached, and will be made from the assets of the Adviser and/or such affiliates (and not the applicable Fund). Seed investors may contribute all or a majority of the assets in a Fund. There is a risk that such seed investors may redeem their investments in the Fund, particularly after payments from the Adviser and/or its affiliates have ceased. Such redemptions could negatively impact a Fund’s liquidity, expenses and market price of its shares, as applicable.
Allocation of Expenses. Expenses may be incurred that are attributable to the Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which the Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The investment adviser and its affiliates intend to allocate such common expenses among the Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as the investment adviser deems to be fair and equitable or in such other manner as may be required by applicable law.
Temporary Investments. To more efficiently invest short-term cash balances held by the Fund, the investment adviser may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be the investment adviser (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act. In such a case, the affiliated investment adviser may receive asset-based fees in respect of the Fund’s investment (which will reduce the net return realized by the Fund).
Transactions with Affiliates. The investment adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither the investment adviser nor any investment sub-adviser will purchase securities on behalf of the Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the investment adviser on behalf of the Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when a Fund uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.
Affiliated Indexes. Affiliates of the investment adviser develop, own and operate indexes (“Indexes”), and may continue to do so in the future, based on investment and trading strategies and concepts developed by the investment adviser or its affiliates (“Adviser Strategies”). Some of the Funds seek to track the performance of the Indexes. The investment adviser manages Accounts which track the same Indexes used by the Funds or which are based on the same, or substantially similar, Adviser Strategies that are used in the operation of the Indexes and the Funds. The operation of the Indexes, the Funds and the Accounts in this manner gives rise to potential conflicts of interest. For example, Accounts that track the same Indexes used by the Funds may engage in purchases and sales of securities prior to when the Index and the Funds engage in similar transactions because such Accounts may be managed and rebalanced on an ongoing basis, whereas the Funds’ portfolios are only rebalanced on a periodic or other basis subsequent to the rebalancing of the Index.
The investment adviser has adopted policies and procedures that are designed to address potential conflicts that arise in connection with the operation of the Indexes, the Funds and the Accounts. The investment adviser has established certain information barriers and other policies designed to address the sharing of information between different businesses within the investment adviser, including with respect to personnel responsible for constructing and maintaining the Indexes and those involved in decision-making for the Funds.
Valuation of the Fund’s Investments.  The investment adviser performs certain valuation services related to securities and other assets held by the Fund and performs such services in accordance with its valuation policies. The investment adviser will face a conflict with respect to valuation of the Fund’s investments generally because of the effect of such valuations on the investment adviser’s fees and other compensation and performance of the Fund.
Proxy Voting by the Adviser. The investment adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the investment adviser in respect of securities held by the Fund may benefit the interests of Morgan Stanley and/or accounts other than the Fund. Further, the investment adviser may make different proxy voting decisions in respect of the same security held by clients with different investment objectives or strategies.
Potential Conflict of Interest Related to Use of Sub-Adviser(s). To the extent the Fund’s investment adviser engages affiliated and/or unaffiliated sub-advisers, the investment adviser generally expects to compensate the sub-adviser out of the advisory fee it receives from the Fund, which creates an incentive for the investment adviser to select sub-adviser(s) with lower fee rates or to select affiliated sub-adviser(s). In addition, a sub-adviser may have interests and relationships that create actual or potential conflicts of interest related to their management of Fund assets allocated to or managed by the sub-adviser. These conflicts may be similar to or different from the conflicts described herein related to Morgan Stanley and its investment advisory affiliates. For additional information about potential conflicts of interest for each sub-adviser(s) can be found in the relevant sub-adviser’s Form ADV. A copy of Part 1 and Part 2 of a sub-adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
Electronic Communication Networks and Alternative Trading Systems. The investment adviser’s affiliate(s) have ownership interests in and/or board seats on electronic communication networks (“ECNs”) or other alternative trading systems (“ATSs”). In certain instances the investment adviser’s affiliate(s) could be deemed to control one or more of such ECNs or ATSs based on the level of such ownership interests and whether such affiliates are represented on the

Eaton Vance
Floating-Rate Income Trust
May 31, 2025
Potential Conflicts of Interest — continued

board of such ECNs or ATSs. Consistent with its fiduciary obligation to seek best execution, the Adviser may, from time to time, directly or indirectly, effect client trades through ECNs or other ATSs in which the Firm’s affiliates have or could acquire an interest or board seat. These affiliates might receive an indirect economic benefit based upon their ownership in the ECNs or other ATSs. The investment adviser will, directly or indirectly, execute through an ECN or other ATSs in which an affiliate has an interest only in situations where the Firm or the broker dealer through whom it is accessing the ECN or ATS reasonably believes such transaction will be in the best interest of its clients and the requirements of applicable law have been satisfied.
General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The investment adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Equiniti Trust Company, LLC (“EQ”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct EQ, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact EQ or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by EQ or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov. You may also access proxy voting information for the Eaton Vance Funds or their underlying Portfolios at www.eatonvance.com/
proxyvoting.
Share Repurchase Program. The Fund's Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund's repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund's annual and semi-annual reports to shareholders.
Additional Notice to Shareholders. If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.
Closed-End Fund Information. Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Closed-End Funds & Term Trusts.”

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Investment Adviser and Administrator
Eaton Vance Management
One Post Office Square
Boston, MA 02109
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Equiniti Trust Company, LLC (“EQ”)
P.O. Box 500
Newark, NJ 07101
Independent Registered  Public Accounting Firm
Deloitte & Touche LLP
115 Federal Street, Suite 15
Boston, MA 02110-1894
Fund Offices
One Post Office Square
Boston, MA 02109

2224    5.31.25

(b)	Not applicable.

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended May 31, 2024 and May 31, 2025 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Floating-Rate Income Trust

Fiscal Years Ended	5/31/24	5/31/25
Audit Fees	$104,100	$98,800
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

Total	$104,100	$98,800

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s Revolving Credit and Security Agreement.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended May 31, 2024 and May 31, 2025; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	5/31/24	5/31/25
Registrant	$0	$0
Eaton Vance(1)	$18,490	$18,490

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Morgan Stanley.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman, Keith Quinton, Scott E. Wennerholm (Chair), and Nancy Wiser Stefani are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

(a)	Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Catherine C. McDermott, Daniel P. McElaney and Peter M. Campo comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments.

Ms. McDermott and Mr. McElaney are Vice Presidents of EVM and have been portfolio managers of the Fund since March 2019. Mr. Campo is a Managing Director of Morgan Stanley Investment Management and has been a portfolio manager of the Fund since June 2025. Ms. McDermott and Mr. McElaney have been employed by EVM for more than five years and manage other Eaton Vance funds. Prior to joining Morgan Stanley, Mr. Campo served as Global Co-Head of High Yield and Bank Loans and portfolio manager at Goldman Sachs Asset Management from 2018 to 2025. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Catherine C. McDermott
Registered Investment Companies	6	$3,811.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Daniel P. McElaney, CFA
Registered Investment Companies	3	$1,852.0	0	$0
Other Pooled Investment Vehicles	0	$5,233.1	0	$0
Other Accounts	0	$104.6	0	$0
Peter M. Campo, CFA(1)(2)
Registered Investment Companies	9	$14,050.3	0	$0
Other Pooled Investment Vehicles	3	$610.0	0	$0
Other Accounts	1	$341.0	0	$0

(1)	Mr. Campo became a portfolio manager effective June 12, 2025.
(2)

This portfolio manager serves as a portfolio manager of one or more registered investment companies and/or pooled investment vehicles that invest or may invest in one or more underlying registered investment companies and/or separate pooled investment vehicles in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by the portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Catherine C. McDermott	None
Daniel P. McElaney, CFA	None
Peter M. Campo, CFA	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

The compensation structure of Eaton Vance and its affiliates that are investment advisers (for purposes of this section “Eaton Vance”) is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Eaton Vance employees is generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Board of Directors of Eaton Vance’s parent company, Morgan Stanley.

Base salary compensation. Generally, portfolio managers and research analysts receive base salary compensation based on the level of their position with the adviser.

Incentive compensation. In addition to base compensation, portfolio managers and research analysts may receive discretionary year-end compensation. Incentive compensation may include:

•	Cash bonus

•	Deferred compensation:

•

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates including Eaton Vance. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•

Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Funds, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eaton Vance compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•	Individual contribution and performance

•	Contribution to client objectives

•	Revenue and profitability of the firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Team, product and/or Eaton Vance performance

•

The pre-tax investment performance of the funds/accounts managed by the portfolio manager(1) (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods),(2) provided that for funds that are tax-managed or otherwise have an objective of after-tax returns, performance net of taxes will be considered

Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

(1)	Generally, this is total return performance, provided that consideration may also be given to relative risk-adjusted performance.
(2)

When a fund’s peer group as determined by Lipper or Morningstar is deemed by the relevant Eaton Vance Chief Investment Officer, or in the case of the sub-advised Funds, the Director of Product Development and Sub-Advised Funds, not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Trust’s Board of Directors since the Trust last provided disclosure in response to this item.

Item 16. Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Principal Financial Officer’s Section 302 certification.

(a)(2)(ii)	Principal Executive Officer’s Section 302 certification.

(b)	Combined Section 906 certification.

(d)	Consent of Independent Registered Public Accounting Firm

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Floating-Rate Income Trust

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
Principal Executive Officer

Date:	July 24, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Principal Financial Officer

Date:	July 24, 2025

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
Principal Executive Officer

Date:	July 24, 2025